AMENDED AND RESTATED EQUIPMENT FACILITY
                       AND REVOLVING CREDIT AGREEMENT


          This EQUIPMENT FACILITY AND REVOLVING CREDIT AGREEMENT (together with all exhibits hereto and any amendments and modifications hereto in effect from time to time, this "Agreement") is made as of this _____ day of ________, 1997, by and between SUMMIT BANK (the "Bank") a banking corporation organized under the laws of the State of New Jersey, TOTAL-TEL USA COMMUNICATIONS, INC., a New Jersey corporation ("Total-Tel Comm"), TOTAL-TEL, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel"), TOTAL-TEL USA, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel USA"), TOTAL-TEL CARRIER SERVICES, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Carrier"), and TOTAL-TEL INTERNATIONAL, INC., a ________________ corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel International"), TOTAL-TEL SOUTHEAST, INC., a Georgia corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Southeast"), TOTAL-TEL SERVICES, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Services"), TOTAL-TEL FLORIDA, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Florida"), and TOTAL-TEL U.K., LTD., a corporation organized under the laws of the United Kingdom and a wholly owned subsidiary of Total-Tel Comm ("Total-Tel U.K."), Total-Tel Comm, Total-Tel, Total-Tel USA, Total-Tel Carrier Total-Tel International, Total-Tel Southeast, Total-Tel Services, Total-Tel Florida and Total-Tel U.K. are hereafter each referred to as a "Borrower" and collectively referred to as the "Borrowers").

                             BACKGROUND

     WHEREAS, pursuant to that certain Equipment Facility and Revolving Credit Agreement dated August 23, 1996 (the "1996 Agreement"), the Bank made available to Total-Tel Comm, Total-Tel, Total-Tel USA and Total-Tel Carrier an equipment purchase facility in the principal amount of up to $6,000,000 (the "1996 Equipment Facility") for the purpose of financing the acquisition from time to time of certain digital switching equipment and related computer equipment to be used in the operation of such Borrowers' long distance telephone service business ("Financed Equipment"); and

     WHEREAS, pursuant to the 1996 Agreement, the Bank further made available to Total-Tel Comm, Total-Tel, Total-Tel USA and Total-Tel Carrier a committed revolving credit facility, pursuant to which such Borrowers were able to request advances from time to time in a principal amount of up to $4,000,000 outstanding at any time (the "1996 Revolving Credit Facility"); and

     WHEREAS, Total-Tel Comm, Total-Tel, Total-Tel USA and Total-Tel Carrier have requested that the Bank amend the 1996 Agreement to make available to the Borrowers, in addition to the amounts outstanding pursuant to the 1996 Equipment Facility which, as of the date hereof totals $___________, an equipment purchase facility in a maximum principal amount of up to $5,000,000 for the purpose of financing the acquisition of Financed Equipment; and

     WHEREAS, Total-Tel Comm, Total-Tel, Total-Tel USA and Total-Tel Carrier have further requested that the Bank amend the 1996 Agreement to include Total-Tel International, Total-Tel Souteast, Total-Tel Services, Total-Tel Florida and Total-Tel U.K. as Borrowers under both the Equipment Facility and the Revolving Credit Facility, and to increase the maximum principal amount of the 1996 Revolving Credit Facility to $8,000,000 outstanding at any time; and

     WHEREAS, the Bank is willing to amend and restate the 1996
Agreement in order to make available to the Borrowers such equipment purchase facility and committed revolving credit facility upon the terms and conditions herein stated;

                             AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Bank and the Borrowers agree as follows:

     I. THE CREDIT ACCOMMODATIONS

     1.01 Equipment Facility. Subject to the terms and conditions herein set forth, during the Equipment Facility Commitment Period, the Bank agrees to make available to the Borrowers, on a joint and several basis, an equipment finance facility (the "Equipment Facility"), under which the Bank shall make advances (each an "Equipment Loan" and collectively the "Equipment Loans") to the Borrowers from time to time to finance the acquisition of Financed Equipment. Amounts borrowed under the Equipment Facility and repaid may not be reborrowed. The amounts outstanding under the Equipment Facility shall be evidenced by a single promissory note, substantially in the form of Exhibit A hereto (together with any attachments thereto and amendments or modifications thereof in effect from time to time, the "Equipment Facility Note"). During the Equipment Facility Commitment Period, the Equipment Loans may be made as Prime Rate Loans or LIBOR Loans, as requested by the relevant Borrower pursuant to the notice of borrowing delivered with respect thereto pursuant to Section 1.03 hereof. Upon the conversion of the Equipment Loans into a single term loan pursuant to Section 1.04 hereof, such Loan shall be a Fixed Rate Loan.

     1.02 Equipment Facility Maximum Principal Amount. The maximum aggregate principal amount of Equipment Loans outstanding at any time, not including the amounts outstanding pursuant to the 1996 Equipment Facility, which as of the date hereof totals $_________, shall not exceed FIVE MILLION 00/100 DOLLARS ($5,000,000.00), such amount being hereinafter referred to as the "Maximum Equipment Facility Principal Amount". If the aggregate principal amount of Equipment Loans outstanding at any time under the Equipment Facility exceeds the Maximum Equipment Facility Principal Amount, then the Borrowers shall immediately repay to the Bank the amount of such excess.

     1.03 Borrowing Procedures Under Equipment Facility. If a Borrower desires to borrow under the Equipment Facility, the relevant Borrower shall give the Bank an irrevocable notice of the amount and date of such borrowing by no later than 3 Business Days prior to the proposed borrowing. Such notice shall be in the form of the "Notice of Borrowing Under Equipment Facility" attached hereto as Exhibit B and shall be accompanied by (i) a true and complete description of the Financed Equipment and the location (or proposed location) of such equipment, and (ii) a true and correct copy of the vendor's invoice or bill of sale, as the case may be, rendered in connection with the purchase of such equipment. Upon receipt of any such notice, the Bank may, in its sole discretion, request any documents or instruments (including, without limitation, additional financing statements and/or certificate or documents of title) that are necessary or advisable in order to assure the Bank's first priority security interest in the relevant Financed Equipment and in connection with such request, the Bank may refuse or postpone the funding of the relevant Equipment Loan until such time as the relevant Borrower has complied therewith. The Borrowers shall pay to the Bank on demand the costs to be incurred in connection with the filing or recordation of any such document or instrument so requested. The principal amount of any Equipment Loan requested hereunder shall not exceed eighty percent (80%) of the purchase price of the relevant Financed Equipment as stated on the invoice or bill of sale accompanying the relevant notice of borrowing, but in no event shall any Equipment Loan be in a principal amount of less than $50,000.00.

1.04 Conversion of Equipment Loan to a Term Loan. Subject to the terms and conditions hereof (including, without limitation, the conditions set forth in Section 6.02 hereof), by irrevocable written notice given to the Bank by the Borrowers no later than 3 Business Days prior to the proposed Conversion Date, the Borrowers may convert the entire (and not less than the entire) aggregate outstanding principal balance of the Equipment Loans to a single term loan (such Loans, as so converted, the "Term Loan"); provided, however, that in no event shall the Borrowers be permitted to so convert the Equipment Loans if at the time of such conversion the aggregate principal balance thereof is less than $2,000,000.00. The notice delivered pursuant to the foregoing sentence shall state the effective date of such conversion, which in no event shall be beyond the Equipment Facility Expiration Date (the "Conversion Date"). If conversion is permitted hereunder, then (i) the Term Loan shall mature and be due and payable on the fifth (5th) anniversary of the Conversion Date (the "Term Loan Maturity Date"), and (ii) effective as of the Conversion Date, all Equipment Loans then outstanding shall be deemed consolidated into a single Term Loan and all such Loans as so consolidated shall be deemed refinanced as of the Conversion Date at the interest rate basis (plus any applicable margin as set forth in Section 1.05 hereof) selected by the Borrowers in the notice of conversion delivered pursuant to this Section 1.04. If the Borrowers select a Conversion Date which shall cause any then outstanding Equipment Loan that is a LIBOR Loan to be deemed consolidated into the Term Loan on any date other than the last day of the then expiring Interest Period applicable thereto, then the Borrowers shall indemnify the Bank for any loss or expense described in Section 4.05 hereof that is incidental to such consolidation.

1.05 Interest on Equipment Loans/Term Loan. Prior to the Conversion Date (if any), (i) interest on the Equipment Loan that is a Prime Rate Loan shall accrue at a per annum rate equal to the Prime Rate as in effect from time to time and be payable monthly, in arrears, on each Payment Date during which such Loan is outstanding, and upon payment in full of the aggregate outstanding balance thereof and (ii) interest on each Equipment Loan that is a LIBOR Loan shall accrue at a per annum rate equal to LIBOR plus 200 basis points (2.0%) and shall be payable, in arrears, on each Payment Date during which such Loan is outstanding, and upon payment in full of the outstanding balance of such Loan. Upon conversion of the Equipment Loans to a Term Loan, interest shall accrue thereon from the Conversion Date at a per annum rate equal to the Fixed Rate plus 150 basis points (1.50%) and shall be payable in arrears on the dates on which principal shall be payable thereon pursuant to Section 1.06 hereof, and upon payment in full of the principal balance thereof.

     1.06 Equipment Loans/Term Loan Principal Payment Terms. If the Equipment Loans are not converted to a Term Loan pursuant to
Section 1.04 hereof, the aggregate outstanding balance thereof, together with any accrued and unpaid interest thereon, shall be due and payable on the Equipment Facility Expiration Date. If the Equipment Loans are converted to a Term Loan pursuant to Section 1.04 hereof, then the outstanding principal balance thereof shall be payable in consecutive monthly installments pursuant to a level principal and interest amortization schedule that would fully amortize the Term Loan over a 5 year term. The Borrowers may elect the foregoing level amortization option by giving irrevocable written notice thereof to the Bank at least 3 Business Days prior to the Conversion Date. Upon such election, the Bank shall promptly (but in no event later than 2 Business Days prior to the Conversion Date) deliver to the Borrowers an amortization schedule of payments and payment dates reflecting such level principal and interest amortization and, absent manifest error in the determination thereof, principal and interest on the Term Loan shall be payable in accordance therewith. In any event, the final installment of principal on the Term Loan shall be due and payable on the Term Loan Maturity Date and shall be in an amount equal to the then remaining unpaid principal balance thereof, together with any accrued and unpaid interest thereon.

     1.07 Conversion of 1996 Equipment Facility. Pursuant to the terms and conditions of the 1996 Agreement, on ________ ___, 19__, the entire aggregate outstanding principal balance of the advances made under the 1996 Equipment Facility (the "1996 Equipment Loans") was converted to a single term loan (the "1996 Term Loan"), which is evidenced by a term note in the form of "Equipment Facility/Term Note" attached hereto as Exhibit C (the "1996 Term Note").

     1.08 The Revolving Credit Facility. Subject to the terms and conditions hereof, the Bank agrees to make available to the Borrowers, on a joint and several basis, a revolving credit facility (the "Revolving Credit Facility") under which the Bank shall make advances to the Borrowers from time to time during the Revolving Credit Commitment Period in an aggregate principal amount outstanding at any one time of up to EIGHT MILLION 00/100 DOLLARS ($8,000,000.00) (each a "Revolving Credit Loan" and collectively the "Revolving Credit Loans"). During the Revolving Credit Commitment Period, the Borrowers may borrow, repay and reborrow as provided herein. Revolving Credit Loans may be made as Prime Rate Loans or LIBOR Loans, as requested by the relevant Borrower pursuant to Section 1.12 hereof. The Revolving Credit Loans shall be evidenced by a single promissory note, substantially in the form of Exhibit D hereto (together with any attachments thereto and/or amendments or modifications thereof in effect from time to time, the "Revolving Credit Note").

     1.09 Revolving Credit Facility Maximum Principal Amount. The maximum aggregate principal amount of the Revolving Credit Loans outstanding at any time, when added to the Letter of Credit Outstanding at such time shall not exceed EIGHT MILLION 00/100 DOLLARS ($8,000,000.00), such amount being hereinafter referred to as the "Maximum Revolving Credit Principal Amount". If the aggregate outstanding principal amount of the Revolving Credit Loans plus the Letters of Credit Outstanding at any time exceed the Maximum Revolving Credit Principal Amount, the Borrowers shall immediately repay to the Bank the amount of such excess.

     1.10 Letter of Credit Sub-Facility. Within the limitations of the Revolving Credit Facility herein set forth, the Borrowers may from time to time request that the Bank issue irrevocable standby or commercial letters of credit for the account of the relevant Borrower and in support of any obligation deemed acceptable by the Bank in its sole discretion (any such letter of credit so issued, a "Letter of Credit" and collectively the "Letters of Credit"). Notwithstanding the foregoing (i) no Letter of Credit shall be issued by the Bank in a Stated Amount which (x) when added to the Letters of Credit Outstanding at such time, would exceed $1,000,000.00 or (y) when added to the sum of the aggregate outstanding principal amount of the Revolving Credit Loans plus the Letter of Credit Outstanding, at such time, would exceed the Maximum Revolving Credit Principal Amount.
Each Letter of Credit issued in accordance herewith shall have an expiration date occurring no later than one year from the date of issuance and in any event no later than (i) 6 months, in the case of commercial letters of credit, and (ii) 1 year, in the case of irrevocable automatically renewable letters of credit, after the Revolving Credit Expiration Date. Each Letter of Credit shall be denominated in U.S. dollars. When a Borrower desires that a Letter of Credit be issued for its account, it shall give the Bank at least 3 Business Days' written notice (or such lesser number of days as may be agreed to by the Bank). Each such request shall be accompanied by a completed and executed "Letter of Credit Application/Agreement" (or an amendment to any then effective application) in the form furnished by the Bank to the Borrowers from time to time. The terms of each such application/agreement are incorporated herein to the extent not consistent herewith. In connection with the issuance of any Letters of Credit in accordance herewith, the Borrowers shall pay all letter of credit fees and other expenses that are customarily charged by the Bank in connection therewith.

     1.11 Interest on Revolving Credit Loans. Interest on each Revolving Credit Loan that is a Prime Rate Loan shall accrue at the Prime Rate (with no margin) and shall be payable monthly, in arrears, on each Payment Date during which such Loan is outstanding, and upon payment in full of the outstanding balance of such Loan. Interest on each Revolving Credit Loan that is a LIBOR Loan shall accrue at LIBOR plus 200 basis points (2.0%) and shall be payable, in arrears, on each Payment Date during which such Loan is outstanding, and upon payment in full of the outstanding balance of such Loan.

     1.12 Revolving Credit Principal Payment Terms. The aggregate outstanding principal balance of the Revolving Credit Loans, together with all accrued and unpaid interest thereon, shall be due and payable on the Revolving Credit Expiration Date.

     1.13 Borrowing Procedures Under the Revolving Credit Facility. If a Borrower desires to borrow under the Revolving Credit Facility, such Borrower shall give the Bank irrevocable written notice of the amount and date of such borrowing no later than 1 Business Day prior to the date of such proposed borrowing in the case of Prime Rate Loans and 3 Business Days prior to the date of such proposed borrowing in the case of LIBOR Loans. Such notice shall be in the form of a "Notice of Borrowing Under Revolving Credit" attached hereto as
Exhibit E.   Each borrowing under the Revolving Credit Facility shall
be in an amount equal to $50,000.00 or any whole multiple thereof.

     1.14     Revolving Credit Interest Conversion and Continuance
Options.

          (a)     Subject to the limitation of the last sentence of
Section 1.13 hereof, during the Revolving Credit Commitment Period, the Borrowers may elect to convert any Revolving Credit Loan to a Loan maintained at the other rate of interest available for Revolving Credit Loans hereunder by giving the Bank irrevocable notice (which may be telephone notice promptly confirmed in writing) of such election at least 3 Business Days prior to the conversion to a LIBOR Loan and at least 1 Business Day prior to the conversion to a Prime Rate Loan. Said notice shall specify, in the case of a conversion to a LIBOR Loan, the desired Interest Period with respect thereto, which shall be either 1, 2 or 3 months in duration as selected by the relevant Borrower. Conversions of LIBOR Loans to Prime Rate Loans shall be made only on the last day of the Interest Period applicable thereto. Conversions of Prime Rate Loans to LIBOR Loans shall only be made on a Business Day.

            (b) During the Revolving Credit Commitment Period, the Borrowers may elect to continue any Revolving Credit Loan that is a LIBOR Loan as such upon the expiration of the then current Interest Period with respect thereto by giving the Bank an irrevocable notice (which may be telephone notice promptly confirmed in writing) of such election at least 3 Business Days prior to the expiration of the then current Interest Period with respect thereto. Such notice shall also specify the desired Interest Period for the Loan so continued, which may be 1, 2 or 3 months in duration as selected by the relevant Borrower.

          (c) If the Borrowers fail to notify the Bank of the conversion or continuance of any LIBOR Loan within the time specified in this Section 1.14, then any such Loan shall automatically convert to a Prime Rate Loan on the last day of the then expiring applicable Interest Period.

     1.15 Computation. Interest and any fees or compensation based upon a per annum rate shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

     1.16 Payments Generally. All payments made hereunder shall be paid in accordance with the payment terms set forth in the Notes.

     II.  DEFINITIONS.

     2.01 Defined Terms. The following terms used throughout this Agreement shall have the meanings assigned below:

     Amended and Restated Security Agreement. The term "Amended and Restated Security Agreement" means that certain Amended and Restated Security Agreement of the Borrowers in favor of the Bank of even date herewith.

          Approved Subordinated Indebtedness. The term "Approved Subordinated Indebtedness" means any Indebtedness of a Borrower that
(i) is subordinated to the Obligations on terms and conditions approved in writing by the Bank and (ii) does not constitute Guaranteed Indebtedness of such Borrower or any Borrower, or any Subsidiary or affiliate thereof.

          Business Day. The term "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks are authorized or obligated by law or executive order to be closed in the State of New Jersey.

          Capitalized Lease. The term "Capitalized Lease" means any lease with respect to which the obligation to pay rent or other amounts constitutes Capitalized Lease Obligations.

          Capitalized Lease Obligations. The term "Capitalized Lease Obligations" means obligations to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as capital leases on a balance sheet in accordance with GAAP.

          Closing Date. The term "Closing Date" means the date on which the conditions set forth in Section 5.01 hereof have been fulfilled to the satisfaction of the Bank.

          Conversion Date. The term "Conversion Date" shall have the meaning assigned to such term in Section 1.04 hereof.

          Credit Documents. The term "Credit Documents" means this Agreement, the Notes, the Amended and Restated Security Agreement, the Guaranties, any Letters of Credits and any letter of credit agreement/application executed in connection with the issuance thereof, each of the other documents referenced in the Closing Checklist attached hereto as Exhibit F, each of the "Credit Documents" referenced therein, and all other all credit accommodations, notes, loan agreements, guaranties, security agreements, mortgages, instruments, pledge agreements, assignments, acceptance agreements, commitments, facilities, letters of credit, reimbursement agreements and any other agreements and documents, between any Borrower and the Bank, in each case now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Obligations, together with in each case all amendments, modifications, renewals, or extensions thereof.

          Environmental Laws. The term "Environmental Laws" means all applicable laws, regulations and other requirements of Governmental Authorities relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground weather, or land, or otherwise relating to the disposal, transport, or handling of pollutants, contaminants, or hazardous or toxic material or wastes.

          Equipment Facility. The term "Equipment Facility" shall have the meaning assigned to such term in Section 1.01 hereof.

          Equipment Facility Commitment Period. The term "Equipment Facility Commitment Period" means the period commencing on the Closing Date and ending on the Equipment Facility Expiration Date.

          Equipment Facility Expiration Date. The term "Equipment Facility Expiration Date" means the date that is the earlier to occur of (i) February 28, 1999, or (ii) the Conversion Date.

          Equipment Facility Note. The term "Equipment Facility Note" shall have the meaning assigned to such term in Section 1.01 hereof.

          Equipment Loan and Equipment Loans. The terms "Equipment Loan" and "Equipment Loans" shall have the meanings assigned to such terms in Section 1.01 hereof.

          Event of Default. The term "Event of Default" shall have the meaning assigned to such term in Article IX hereof.

          Financed Equipment. The term "Financed Equipment" shall have the meaning assigned to such term in the first recital clause of this Agreement.

          Fixed Rate. The term "Fixed Rate" means the highest asked yield (rounded up to the next highest 1/8 of 1%) for "Govt. Bonds & Notes", as set forth in the column designated "Treasury Bonds, Notes & Bills" in The Wall Street Journal most recently published as of the date that is 3 Business Days prior to the Conversion Date, having a maturity date that falls in the same month as the Term Loan Maturity Date, provided that if no such yield is published for the relevant month, yields for the published month next succeeding and the published month next preceding such month shall be used to determine the Fixed Rate by interpolating such yields on a straight-line basis. If The Wall Street Journal, at the time of determination of the Fixed Rate, is no longer publishing the yields described above, then the Bank shall determine such yield based on any other nationally recognized source for such published yields as it may select in its reasonable discretion.

          Fixed Rate Loan. The term "Fixed Rate Loan" means the Term Loan at all times during which such Loan bears interest based upon the Fixed Rate.

          GAAP. The term "GAAP" means generally accepted accounting principles in effect from time to time in the United States.

          Governmental Authority. The term "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Guaranteed Indebtedness. The term "Guaranteed Indebtedness" means, as to any Person, all Indebtedness of the type referred to in clauses (i) through (ix) of the definition of Indebtedness in this Agreement guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether or not such property is received or such services are rendered), or (iv) otherwise to assure a creditor against loss.

          Guarantors. The term "Guarantors" means collectively Total-Tel Comm, Total-Tel, Total-Tel USA, Total-Tel Carrier, Total-Tel
International, Total-Tel Southeast, Total-Tel Services, Total-Tel
Florida and Total-Tel U.K.

          Guaranties. The term "Guaranties" means collectively the Guaranty and Suretyship Agreement executed by the Guarantors in favor of the Bank on even date herewith.

          Indebtedness. The term "Indebtedness" means, as to any Person (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all Capitalized Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person under acceptances, letters of credit or similar facilities, (vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (viii) all obligations of such Person in respect of interest rate swap agreements (as defined in 11 U.S.C. S101), currency swap agreements and other similar agreements designed to hedge against fluctuations in interest rates or foreign exchange rates, (ix) all obligations of production payments from property operated by or on behalf of such Person and other similar arrangements with respect to natural resources, (x) all Guaranteed Indebtedness of such Person, and (xi) all Indebtedness of the type referred to in clauses (i) through (x) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          Interest Period. The term "Interest Period" means, with respect to any LIBOR loan:

          (a) initially, the period commencing on, as the case may be, the date of borrowing or conversion with respect to such LIBOR Loan and ending 1, 2 or 3 months thereafter as selected by the relevant Borrower (or the Borrowers) in the relevant notice with respect thereto given pursuant to Section 1.03, 1.04, 1.12 or 1.14 hereof, as the case may be; and

          (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending 1, 2 or 3 months thereafter as selected by the relevant Borrower in its notice of continuance as provided in Section 1.14(b)(b) hereof; provided that the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period pertaining to a LIBOR Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which even such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last
Business Day of a calendar month; and

               (iii) no Borrower shall select any Interest Period that (a) with respect to a Revolving Credit Loan, would extend such Interest Period beyond the Revolving Credit Expiration Date, (and) with respect to an Equipment Loan, would extend such Interest Period beyond the Equipment Facility Expiration Date.

          Letter of Credit and Letters of Credit. The terms "Letter of Credit" and "Letters of Credit" shall have the meanings assigned to such terms in Section 1.10 hereof.

          Letter of Credit Outstanding. The term "Letter of Credit Outstanding" means, at any time, the sum of, without duplication (i) the aggregate Stated Amount of all outstanding Letters of Credit; (ii) the aggregate amount of all unreimbursed drawing thereunder; and (iii) the Stated Amount of all Letters of Credit requested in accordance with Section 1.10 hereof but not yet issued.

          LIBOR. The term "LIBOR" means, with respect to each day during each Interest Period, the rate (rounded to the next higher 1/100 of 1%) for U.S. dollar deposits with a maturity equal to the relevant Interest Period in the London interbank market as determined by the Bank from a recognized source for quotations of the London interbank offered rate, on the second London business day before the relevant Interest Period begins, adjusted for reserves by dividing that rate by 1.00 minus the LIBOR Reserve.

          LIBOR Loan.  The term "LIBOR Loan" means any Revolving
Credit Loan at all times during which such Loan bears interest based upon LIBOR.

          LIBOR Reserve. The term "LIBOR Reserve" means the maximum percentage reserve requirement (rounded to the next higher 1/100 of 1% and expressed as a decimal) in effect for any day during the relevant Interest Period under the Federal Reserve Board's Regulation D for Eurocurrency liabilities as defined therein.

          Lien. The term "Lien" means any mortgage, pledge, security interest, encumbrance, lien or other form of charge or preferential arrangement of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention or any lease in the nature thereof).

          Loan. The term "Loan" means a Revolving Credit Loan, Equipment Loan, Term Loan or the 1996 Term Loan, as the context shall require, and the term "Loans" means, collectively, the Revolving Credit Loans, Equipment Loans, Term Loan and the 1996 Term Loan.

          Material Adverse Effect. The term "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) of Total-Tel Comm and its Subsidiaries taken as a whole, (b) the ability of any Borrower to perform their respective obligations under this Agreement, the Notes or any of the other Credit Documents, or (c) the validity or enforceability of this Agreement, the Notes or any of the other Credit Documents, or the rights or remedies of the Bank hereunder or thereunder.

          Maximum Equipment Facility Principal Amount.  The term
"Maximum Equipment Facility Principal Amount", shall have the meaning assigned to such term in Section 1.02 hereof.

          Maximum Revolving Credit Principal Amount.  The term
"Maximum Revolving Credit Principal Amount" shall have the meaning assigned to such term in Section 1.09 hereof.

          Note. The term "Note" means the Equipment Facility Note, the Revolving Credit Note or the 1996 Term Note, as the context shall require, and the term "Notes" means, collectively, the Equipment Facility Note, the Revolving Credit Note and the 1996 Term Note.

          Obligations. The term "Obligations" means any and all obligations and indebtedness of every kind and description of the Borrowers owing to the Bank or to any Affiliate, whether under the Credit Documents or other loan documents or agreements, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs and/or allocated fees and costs of Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

          Payment Date. The term "Payment Date" means (i) in the case of a LIBOR Loan, the last day of each Interest Period applicable
thereto and (ii) in the case of a Prime Rate Loan,                  ,
1998 and the same day of each month occurring thereafter; provided, however, on or about the Conversion Date, the Bank may adjust the Payment Dates with respect to interest payable on the Term Loan to cause such dates to coincide with the dates otherwise set for payment of installment of principal pursuant to Section 1.06 hereof.

          Permitted Investments. The term "Permitted Investments" means (i) readily marketable direct obligations of the Government of the United States of America or any agency or instrumentality thereof or any full faith and credit obligations of the United States Government or obligations guaranteed by the United States Government and its agencies, (ii) any investment grade debt or equity securities issued by any other Person, (iii) certificates of deposit of any United States commercial bank, (iv) any investment arranged by the Bank, or an affiliate of the Bank, on behalf of a Borrower pursuant to cash management services provided to a Borrower by the Bank or such affiliate, (v) instruments held for collection in the ordinary course of business, and (vi) any equity or debt securities or other form of debt instrument obtained in settlement of debts previously contracted.

          Permitted Liens. The term "Permitted Liens" means those Liens permitted to exist pursuant to Section 8.02 hereof.

          Person. The term "Person" means any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          Prime Rate. The term "Prime Rate" means the per annum rate of interest established by the Bank as its reference rate in making loans, and does not reflect the rate of interest charged to any particular borrower or class of borrowers. The Borrowers acknowledge that the Prime Rate is not tied to any external rate of interest and that the rate of interest charged hereunder shall change automatically and immediately as of the date of any change in the Prime Rate, without notice to the Borrowers.

          Prime Rate Loan. The term "Prime Rate Loan" means any Loan at all times during which such loan bears interest based upon the Prime Rate.

          Revolving Credit Commitment Period. The term "Revolving Credit Commitment Period" mean the period commencing on the Closing Date and ending on the Revolving Credit Expiration Date.

          Revolving Credit Expiration Date.  The term "Revolving
Credit Expiration Date" means May 31, 1998.

          Revolving Credit Facility.  The term "Revolving Credit
Facility" shall have the meaning assigned to such term in Section 1.08 hereof.

          Revolving Credit Loan and Revolving Credit Loans. The terms "Revolving Credit Loan" and "Revolving Credit Loans" shall have the meanings assigned to such terms in Section 1.08 hereof.

          Revolving Credit Note. The term "Revolving Credit Note" shall have the meaning assigned to such term in Section 1.08 hereof.

          SEC. The term "SEC" shall mean the Securities and Exchange Commission or any Governmental Authority which may succeed to the authority thereof or be substituted therefor.

          Stated Amount. The term "Stated Amount" means with respect to any Letter of Credit, the maximum amount available to be drawn thereunder, determined without regard to whether any conditions to drawing could then be met.

          Subsidiary. The term "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, are at the time directly or indirectly owned or controlled by such Person, one or more of the other Subsidiaries of such Person, or any combination thereof.

          Term Loan. The term "Term Loan" shall have the meaning assigned to such term in Section 1.04 hereof.

          Term Loan Maturity Date. The term "Term Loan Maturity Date" shall have the meaning assigned to such term in Section 1.04 hereof.

     1996 Agreement. The term "1996 Agreement" shall have the meaning assigned to such term in the first recital clause of this Agreement

     1996 Equipment Facility. The term "1996 Equipment Facility" shall have the meaning assigned to such term in the first recital clause of this Agreement.

     1996 Equipment Loan and 1996 Equipment Loans. The terms "1996 Equipment Loan" and "1996 Equipment Loans" shall have the meanings assigned to such terms in Section 1.07 hereof.

     1996 Revolving Credit Facility. The term "1996 Revolving Credit Facility" shall have the meaning assigned to such term in the second recital clause of this Agreement.

          1996 Term Note. The term "1996 Term Note" shall have the meaning assigned to such term in Section 1.07 hereof.

     2.02     Principles of Construction.

          (a) References. All references to articles, sections, schedules and exhibits are to articles, sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (b) Accounting Terms. All accounting terms not specifically defined herein or in any exhibit hereto shall be construed in accordance with GAAP in conformity with those principles used in the preparation of the financial statements referred to in
Section 6.04 hereof.

     III.  PREPAYMENT.

     3.01 Prepayment of Revolving Credit Loans. The Revolving Credit Loans may be prepaid, in whole or in part, at any time, provided that any prepayment in respect of a LIBOR Loan shall be made only on the last day of the Interest Period applicable thereto, and provided, further, that any partial prepayments of the Revolving Credit Loans shall be in a principal amount of not less than $50,000.00, or any multiple thereof. All prepayments shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid. All partial prepayments received pursuant to this
Section 3.01 shall be applied to the Obligations that are in respect of the Revolving Credit Loans in the manner determined by the Bank in its reasonable discretion.

     3.02 Prepayments of Equipment Loans and Term Loan. At any time prior to the Conversion Date, the Equipment Loans may be prepaid, in whole or in part at any time, without premium or penalty; provided, that any partial prepayment of the Equipment Loans shall be in a principal amount of not less than $50,000.00, or any multiple thereof. All prepayments of the Equipment Loans shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid. The Term Loan and the 1996 Term Loan may be prepaid, in whole or in part, at any time, provided, that any prepayment (whether in whole or in part and whether made voluntarily or because of acceleration) shall also be accompanied by an amount equal to (i) 2% of the amount of the prepayment if the prepayment occurs during the first or second year of the term of the Term Loan or the 1996 Term Loan, as the case may be, or (ii) 1% of the amount of the prepayment if the prepayment occurs during the third or fourth year of the term of the Term Loan or the 1996 Term Loan, as the case may be. There shall be no prepayment fee payable pursuant to this Section 3.02 if the prepayment occurs during the fifth year of the term of the Term Loan or the 1996 Term Loan, as the case may be. All partial prepayments of principal balance of the Term Loan or the 1996 Term Loan shall be applied to the such Loan in inverse order of maturity. All prepayments of the Term Loan or the 1996 Term Loan shall also include accrued and unpaid interest to the date of prepayment on the principal amount prepaid.

     IV.  YIELD MAINTENANCE PROVISIONS.

     4.01 Inability to Determine Rate. If with respect to any Interest Period, the Bank determines that extraordinary and unforeseen circumstances beyond the control of the Bank exists with respect to the relevant market which make it impracticable to ascertain the interest rate applicable for such Interest Period, the Bank shall promptly notify the Borrowers of such determination. Upon such determination, no additional LIBOR Loans shall be permitted under the Revolving Credit Facility and no conversion to, or continuances of, LIBOR Loans shall be permitted pursuant to Section 1.14 hereof until the notice of such determination has been withdrawn. If such notice has not been withdrawn by the last day of the then current Interest Period applicable to any then outstanding LIBOR Loans, the Borrowers must elect on the last day of such Interest Period to either convert such LIBOR Loan to a Prime Rate Loan or prepay the outstanding principal balance thereof and accrued interest thereon in full.

     4.02 Illegality. Notwithstanding any other provisions herein, if any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, shall make it unlawful for the Bank to make or maintain any of the Loans as LIBOR Loans as contemplated by this Agreement, (i) the Bank's commitment hereunder to make LIBOR Loans under the Revolving Credit Facility or to permit conversions to, or continuances of, LIBOR Loans pursuant to
Section 1.14 hereof shall forthwith be suspended until the circumstances surrounding such unlawfulness shall no longer exit and
(ii) any of the then outstanding LIBOR Loans shall be converted to a Prime Rate Loan on the last day of the Interest Period applicable thereto or within such earlier period as may be required by law.

     4.03 Requirement of Law. In the event that any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof or compliance by the Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority, agency or instrumentality:

          (a) does or shall subject the Bank to any tax of any kind whatsoever with respect to this Agreement, the Notes or any Loan made hereunder, or change the basis of taxation of payments to the Bank of principal, commitment fee, interest or any other amount payable hereunder (except for changes in the rate of any tax presently imposed on the Bank);

          (b) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bank which are not otherwise included in the determination of LIBOR hereunder; or

          (c) does or shall impose on the Bank any other condition;

          and the result of any of the foregoing is to increase the cost to the Bank of making, renewing or maintaining advances or extensions of credit to the Borrowers or to reduce any amount receivable from the Borrowers hereunder then, in any such case, the Borrowers shall promptly pay to the Bank, upon its demand, any additional amounts necessary to compensate the Bank for such additional cost or reduced amount receivable which the Bank deems to be material as determined by the Bank with respect to this Agreement, the Notes or the Loans made hereunder. If the Bank becomes entitled to claim any additional amounts pursuant to this Section 4.03, it shall promptly notify the Borrowers of the event by reason of which it has become so entitled. A certificate setting forth calculations as to any additional amounts payable pursuant to the foregoing sentence submitted by the Bank to the Borrowers shall be conclusive in the absence of manifest error.

     4.04 Capital Adequacy. If after the date hereof, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 30 days after demand by the Bank, the Borrowers shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. The Bank will promptly notify the Borrowers of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Section 4.04, and such notification of the amount due pursuant to this Section 4.04 shall be conclusive absent manifest error. Notwithstanding anything to the contrary set forth above, the Bank shall have no right to seek additional compensation pursuant to this Section 4.04 until after the Bank shall have allocated, and sought compensation for, such increased costs fairly and equitably among all of its customers of the same general class as the Borrowers that are generally affected by the above set forth circumstances.

     4.05 Indemnity. The Borrowers, jointly and severally, agree to indemnify the Bank and to hold the Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of (i) default by any Borrower in payment of the principal of or interest on the any LIBOR Loan, (ii) any prepayment of any LIBOR Loan received (from any source) on any date other than the last day of the Interest Period applicable thereto, (iii) default by any Borrower in making any borrowing of a LIBOR Loan under the Equipment Facility or Revolving Credit Facility, as the case may be, after such Borrower has given notice thereof in accordance with Section 1.03 or 1.12 hereof, (iv) default by any Borrower in making any prepayment after such Borrower has given a notice thereof, or (v) the consolidation of any LIBOR Loan into the Term Loan pursuant to Section 1.04 hereof on any date other than the last day of the Interest Period applicable thereto. This covenant shall survive termination of this Agreement and payment of the Notes.

     4.06 Match Funding. The amount payable or indemnifiable under Sections 4.03, 4.04 and 4.05 hereof shall be determined, in the Bank's sole discretion, based upon the assumption that the Bank funded 100% of any affected LIBOR Loan in the applicable London interbank market.


     V.  CONDITIONS.

     5.01 Requirements for Initial Funding. The obligation of the Bank to make the initial advance of any Loan available hereunder is subject to the Bank's receipt of each of the documents listed on the Closing Checklist attached hereto as Exhibit F, and such other documents as the Bank may reasonably request, each, as appropriate, duly executed and delivered by the parties thereto and in form and substance satisfactory to the Bank.

     5.02 Requirements for Any Advance or Conversion. The obligation of the Bank to (i) make any advance under the Revolving Credit Facility or the Equipment Facility, or (ii) permit the conversion of the Equipment Loans to the Term Loan pursuant to Section
1.04 hereof, or (iii) permit the conversion of any Revolving Credit Loan to a LIBOR Loan pursuant to Section 1.14 hereof, is subject to and conditioned upon the following:

          (a)     the representations and warranties contained in
Article VI hereof are correct on and as of the date of each such advance, conversion or continuation;

          (b) no Event of Default, and no event which, with the giving of notice, or the passage of time, or both, would become an Event of Default, has occurred and is continuing;

          (c) there has been no material adverse change in the Borrowers' condition, financial or otherwise, since the date of this Agreement; and

          (d) all of the Credit Documents remain in full force and effect.

     VI.  REPRESENTATIONS AND WARRANTIES.

     Each Borrower represents and warrants that:

     6.01 Organization; Authority. Each Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State or jurisdiction of its organization, is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction in which it is required to be qualified because of the business it conducts or the property it owns, and (b) has the necessary power and authority to enter into and perform its obligations under the Credit Documents and all other documents required by the Bank in connection therewith. The execution and performance of the Credit Documents have been duly authorized by all necessary proceedings on the part of each Borrower, and, upon their execution and delivery, they will be valid, binding, and enforceable in accordance with their terms. The execution and performance of the Credit Documents by each Borrower will not violate any orders, laws or regulations applicable to it, any of its organizational documents, or any instruments, indentures or agreements (including any provisions pertaining to subordinated debt) to which any Borrower is a party or by which any Borrower or any of its assets is bound, except to the extent that any such violation would not have a Material Adverse Effect. All consents, approvals, licenses, franchises, trademarks and other general intangibles that are necessary or appropriate in connection with this Agreement, the other Credit Documents or the operation of the business of each Borrower have been obtained and are in full force and effect, except to the extent that any such failure to so obtain and maintain such general intangibles would not have a Material Adverse Effect.

     6.02 Subsidiaries. The corporations listed on Annex I are the only Subsidiaries of Total-Tel Comm and each such Subsidiary is a corporation, duly organized, validly existing and in good standing, under the law of the jurisdiction of its organization, is duly qualified as a foreign corporation and is in good standing under the law of each jurisdiction in which it is required to be qualified because of the business it conducts or the property it owns and have all necessary power and authority to own its property and conduct its business, as contemplated to be conducted. All consents, approvals, licenses, franchises, trademarks and other general intangibles that are necessary or appropriate in connection with the operation of the business of each Subsidiary, as contemplated to be operated, have been obtained and are in full force and effect, except to the extent that any such failure to so obtain and maintain such general intangibles would not have a Material Adverse Effect. Each such Subsidiary is a wholly owned Subsidiary of Total-Tel Comm and no other Person has any direct or indirect interest in such Subsidiary, other than such interests which may exist as a result of any stock ownership interest of any Person in Total-Tel Comm.

     6.03 Use of Proceeds; Margin Regulation. The proceeds of the Equipment Loans shall be used exclusively to finance the acquisition of Financed Equipment. The proceeds of borrowings under the Revolving Credit Facility shall be used by the Borrowers for working capital and other general corporate purposes. The Borrowers are not engaged in the business of extending credit for the purpose of buying or carrying "margin stock" (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System). Neither the making of any Loan nor use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     6.04 Financial Statements. The audited consolidated financial statements contained in the Form 10-K of Total-Tel Comm filed with the SEC for the fiscal year ended January 31, 1997 and the consolidated financial statements contained in the Form 10-Q of Total-Tel Comm for the fiscal quarter ended October 31, 1997 were prepared in accordance with GAAP, consistently applied, are true and correct in all material respects, present fairly the financial condition of the Borrowers, and, taken together, disclose all presently outstanding indebtedness or obligations of the Borrowers, including contingent obligations, obligations under leases of property from others, and all liens and encumbrances, including tax liens, against its properties and assets; and there have been no adverse changes in the Borrowers' financial condition or business since the date of such statements.

     6.05 Suits. Other than as disclosed on Annex I hereof, to the best of each Borrower's knowledge there are no actions, suits, proceedings, or claims pending or threatened against the Borrowers, or any of their respective properties which, if adversely determined against any Borrower, would have a Material Adverse Effect.

     6.06 Defaults. None of the Borrowers is in default under any agreement to which it is a party or by which it is or any of its properties are bound, or under any indenture or instrument evidencing any its indebtedness and neither the execution of nor performance by any Borrower under the Credit Documents will create a default or any lien or encumbrance under any such agreement, indenture or instrument other than a lien or encumbrance in favor of the Bank, except, in each case, to the extent that the occurrence of any such defaults or the existence of any such liens would not have a Material Adverse Effect.

     6.07 ERISA. No employee benefit plan established or maintained by the Borrower which is subject to the Employee Retirement Income Security Act, 29 U.S.C. _ 1001 et seq. ("ERISA") has an accumulated funding deficiency (as such term is defined in ERISA). No material liability to the Pension Benefit Guaranty Corporation (or any successor thereto under ERISA) has been incurred by the Borrowers with respect to any such plan and no Reportable Event under ERISA has occurred. The Borrowers have no actual or anticipated liability under
Section 4971 of the Internal Revenue Code ("Code") (relating to tax on failure to meet the minimum funding standard of Section 412 of the
Code) with respect to any employee benefit plan to which any of them contributes but which is not maintained or established by any of them.

     6.08 Tax Returns and Taxes. Each Borrower has filed all federal, state and local tax returns required to be filed and has paid all taxes, assessments and governmental charges and levies thereon, including interest and penalties, except where the same are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside, and no liens for taxes have been filed and no claims are being assessed by a Governmental Authority with respect to any taxes or the charges, accruals and reserves on the books of the Borrowers with respect thereto.

     6.09 Compliance with Statutes, etc. To the best of each Borrower's knowledge, ach Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Government Authority, in respect of the conduct of its business and the ownership of its property (including, without limitation, any applicable Environmental Laws), except such instances of noncompliances as would not have a Material Adverse Effect.

     6.10 Not an Investment Company. None of the Borrowers is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     6.11 Intellectual Property, etc. The Borrowers have obtained all material patents, trademarks, servicemarks, trade names, copyrights, technology, processes, licenses and other rights (Intellectual Property), free from any burdensome restrictions, that are necessary for the operation of their respective businesses as presently conducted and as proposed to be conducted. No claim has been asserted or threatened questioning the use of such Intellectual Property, nor does any Borrower know of any valid basis for any such claim.

     6.12 Assets and Properties. Each Borrower has good and marketable title to all of its assets and properties (tangible and intangible) and all such assets and properties are free and clear of all Liens (except Permitted Liens). Substantially all of the assets and properties owned by, leased to or used by each Borrower are in adequate operating condition and repair, ordinary wear and tear excepted, are free and clear of known defects except such defects as do not substantially increase with the continued use thereof in the conduct of normal operation, and such assets are able to serve the function for which they are currently being used, except in each case, where the failure of such asset or property to meet such requirements would not have a Material Adverse Effect.

     6.13 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by the Borrowers to the Bank for the purposes of or in connection with this Agreement or any transactions contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrowers in writing to the Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and does not and shall not omit to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

     6.14 Business Integration. The business operations of Borrowers are related and have a common business purpose. To permit the uninterrupted and continuous operations of their common economic enterprise, such corporations now require and will from time to time hereafter require funds for general business purposes. Accordingly, the proceeds of Loans made hereunder will directly or indirectly benefit each Borrower, regardless of which corporation actually or directly receives part or all of the proceeds of such Loans.


     VII. AFFIRMATIVE COVENANTS.

     Total-Tel Comm and (as the context so requires) each of the other Borrowers covenant and agree that so long as there are any outstanding Obligations hereunder or otherwise or the Bank shall have any commitments hereunder:

     7.01 Financial Statements. Total-Tel Comm shall furnish to the Bank the following financial information: (i) as soon as available but in any event within 90 days after the close of each fiscal year of Total-Tel Comm, to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-K (or successor form promulgated by the SEC) filed by Total-Tel Comm with the SEC for such fiscal year, or, if no such form was so filed for such fiscal year, consolidated audited year-end financial statements for Total-Tel Comm, including, but not limited to, statements of financial condition, income and cash flows, a reconciliation of net worth, notes and other supporting schedules to such financial statements and any other information that may assist the Bank in assessing the Borrowers' financial condition (prepared in accordance with GAAP consistently applied, and accompanied by an opinion, satisfactory in form and substance to the Bank, by an independent certified public accountant acceptable to the Bank, and certified as true, correct and complete in all material respects by Total-Tel Comm's chief financial officer);
(ii) as soon as available but in any event within 45 days after each interim fiscal quarter, to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-Q (or successor form promulgated by the SEC) filed by Total-Tel Comm with the SEC for such fiscal quarter; or, if no such form was so filed for such fiscal quarter, unaudited management prepared consolidated financial statements for Total-Tel Comm for such quarter, including, but not limited to, statements of financial condition, income and cash flows, a reconciliation of net worth, and supporting schedules (prepared in accordance with GAAP consistently applied, and certified as true, correct and complete in all material respects by Total-Tel Comm's chief financial officer); (iii) promptly upon filing the same with the SEC, copies of any filings and registrations with, and reports to, the SEC by Total-Tel Comm, including, but not limited to, any reports on Form 8-K (or successor form promulgated by the SEC), or any proxy or registration statement or any other form of public disclosure prescribed by the SEC; and (iv) such other information respecting the operations, financial or otherwise, of the Borrowers as the Bank may from time to time reasonably request.

     7.02 Compliance Certificate. Total-Tel Comm shall furnish to the Bank, together with each set of financial statements described in clauses (i) and (ii) of Section 7.01 hereof, a compliance certificate, substantially in the form of Exhibit G hereto, signed by Total-Tel Comm's chief financial officer, certifying that: (i) all representations and warranties set forth in this Agreement and in the other Credit Documents are true and correct as of the date thereof;
(ii) none of the covenants in this Agreement or in the other Credit Document has been breached; and (iii) no event has occurred which, alone, or with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement or the other Credit Documents.

     7.03 Notice of Certain Events. The Borrowers shall promptly give written notice to the Bank of: (i) the details of any Reportable Events (as defined in ERISA) which have occurred, (ii) the occurrence of any event which alone or with notice, the passage of time, or both, would constitute an Event of Default, and (iii) the commencement of any proceeding or litigation which, if adversely determined, would have a Material Adverse Effect.

     7.04 Preservation of Property; Insurance. Each Borrower shall keep and maintain, and require each of the Guarantors to keep and maintain, all of its and their properties and assets in good order and repair; maintain extended coverage, general liability, hazard, business interruption, property and other insurance in amounts deemed satisfactory to the Bank and as is customary for businesses similar to such Borrower's business and deliver to the Bank certificates of all such insurance in effect; and cause all such policies covering business interruption to contain loss payee endorsements in favor of the Bank and to be subject to cancellation or reduction in coverage only upon 30 days prior written notice thereof to the Bank at its address set forth in this Agreement. The foregoing insurance requirements are in addition to any insurance requirements set forth in the 1996 Security Agreement.

     7.05 Taxes. Each Borrower shall pay and discharge, and require each of the other Guarantors to pay and discharge, when due, all taxes, assessments or other governmental charges imposed on them or any of their respective properties, unless the same are currently being contested in good faith by appropriate proceedings and adequate reserves are maintained therefor.

     7.06 Conduct of Business and Maintenance of Existence. Each Borrower shall continue to engage in business of the same general type as now conducted, and preserve, renew and keep in full force and effect its corporate existence and rights, privileges and franchises necessary or desirable in the normal conduct of business and which are material to each Borrower and each of the other Guarantors.

     7.07 Operation of Business and Properties. Each Borrower shall operate its business and properties, and cause those of the other Guarantors to be operated, in compliance with all applicable orders, rules, regulations and other requirements of any Governmental Authority applicable thereto, and duly file or cause to be filed such reports and/or information returns as may be required or appropriate under applicable orders, rules, regulations or other requirements of any Governmental Authority, including, without limitation, any Environmental Laws, except to the extent that such non-compliance would not have a Material Adverse Effect.

     7.08 Access to Properties, Books and Records. Each Borrower shall permit the Bank's representatives and/or agents full and complete access to any or all of the Borrower's properties and financial records, to make extracts from and/or audit such records and to examine and discuss their properties, business, finances and affairs with the Borrowers' officers and outside accountants, provided that such access need only be provided by the Borrowers during normal business hours and on not less than 72 hours' prior notice. The Borrowers shall keep adequate records and books of account reflecting all their respective financial transactions.

     7.09 Environmental Liens. In the event that there shall be filed a lien against any property of any Borrower by any Governmental Authority arising from an act or omission of a Borrower, resulting in the discharge of hazardous substances or wastes into the atmosphere or waters or onto lands, then the affected Borrower shall, within 60 days from the date that such Borrower is given notice that the lien has been placed against such property or within such shorter period of time in the event that such Governmental Authority has commenced steps to cause such property to be sold pursuant to the lien, either (i) pay the claim and remove the lien from the applicable property or (ii) furnish to such Governmental Authority, in an amount sufficient to discharge the clam out of which the lien arises, one of the following:
(x) a bond satisfactory to the Governmental Authority, (y) a cash deposit, or (z) other security reasonably satisfactory to such Governmental Authority.

     7.10 Removal of Hazardous Substances. Should a Borrower cause or permit any act or omission resulting in the discharge of hazardous substances or wastes into the atmosphere or waters, or onto the lands in violation of any applicable Environmental Law, such Borrower shall promptly clean up same in accordance with all applicable Environmental Laws.

     7.11 Further Assurances. Each Borrower shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all such further instruments, acts, deeds, and assurances as may be reasonably requested by the Bank for the purpose of carrying out the provisions and intent of the Credit Documents.


     VIII.  NEGATIVE COVENANTS.

     So long as any Obligations are outstanding, without the prior written consent of the Bank (which consent shall not be unreasonably withheld):

     8.01 Incur Indebtedness. No Borrower shall incur, create, assume, or permit to exist any Indebtedness at any time, except:

          (a) Indebtedness of the Borrowers owing to the Bank under this Agreement and the Notes;

          (b)     other Indebtedness of a Borrower owing to the Bank;

          (c) Indebtedness existing on the date hereof that is described on Annex I hereof.

          (d)     Approved Subordinated Indebtedness;

          (e) Indebtedness in respect of normal trade debt arising in the ordinary course of business which does not materially exceed the levels of such debt historically incurred by a Borrower;

          (f) Indebtedness secured by Liens permitted to exist pursuant to Section 8.02(f); or

          (g)     Indebtedness that constitutes Guaranteed
Indebtedness of a Borrower that has been incurred by such Borrower solely by virtue of such Borrower's endorsement of checks or drafts negotiated in the ordinary course of the business.

     8.02 Negative Pledge. No Borrower shall create, permit to exist, or suffer the creation of, any Lien, on any of its properties or assets (real or personal, tangible or intangible), except:

          (a)     Liens in favor of the Bank;

          (b) Liens existing on the date hereof that are listed on Annex I hereto;

          (c) Liens for taxes, assessments or governmental charges or levies to the extent not required to be paid by Section 7.05 hereof;

          (d) Liens imposed by law, such as materialmen's, mechanics', carrier's, workmen's, and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 30 days;

          (e) pledges or deposits to secure obligations under workmen's compensation laws or similar legislation or to secure public or statutory obligations of a Borrower;

          (f) Liens for finance leases of equipment leased by a Borrower which do not constitute Capitalized Leases, or purchase money Liens upon or in property acquired or held by a Borrower in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property to be subject to such Liens, or Liens existing on any such property at the time of the leasing, acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that no such Lien shall extend to or cover any property (including, but not limited to the Financed Equipment) other than the property being leased or acquired and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced, and provided, further, that any such Indebtedness shall not otherwise be prohibited by the terms of this Agreement; or

          (g) the replacement, extension or renewal of any Lien permitted by clauses (a) through (f) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase of principal amount) of the Indebtedness secured thereby.

     8.03 Sale of Assets; Liquidation; Merger; Acquisitions. No Borrower shall (i) convey, lease, sell, transfer or assign any assets or properties currently owned or hereafter acquired by it, except dispositions of inventory in the ordinary course of business for value received and such other dispositions of assets and properties that are not material to the business or operations of such Borrower, if such asset or property is replaced with reasonable promptness or is otherwise obsolete, (ii) liquidate or discontinue its normal operations with intent to liquidate; (iii) enter into any merger or consolidation; (iv) acquire all or substantially all of the assets, stock or other equity interests of any other Person; or (v) take any action, or enter into any agreements, to effect any of the foregoing.

     8.04 Prepayment of Other Indebtedness. No Borrower shall prepay any amounts on any outstanding Indebtedness not required to be prepaid by the express terms thereof, except to the Bank, or cause or permit the acceleration of any amounts on any outstanding Indebtedness now existing or hereafter arising.

     8.05 Investments. No Borrower shall purchase or make any investment in the stock, securities or evidences of indebtedness of, or make capital contributions or loans or advances to, or other forms of investments in, any Person, except Permitted Investments. Notwithstanding the foregoing, the Borrowers shall be permitted to make loans to its employees for corporate purposes; provided that the aggregate principal amount of such loans outstanding at any one time shall not exceed $500,000; provided, however, that in no event shall there be outstanding under such loans an amount in excess of $250,000 on an unsecured basis and for terms longer than 1 year.

     8.06 Create Subsidiaries. No Borrower shall create, permit to exist, or invest or otherwise participate in any Subsidiaries (other than the Subsidiaries listed on Annex 1 hereto) or any partnership, joint venture or other material enterprise; provided that the foregoing shall not apply to any new Subsidiaries that executes and delivers in favor of the Bank a guaranty and security agreement (as well as resolutions authorizing the same) substantially the same as the guaranty and security agreement executed and delivered by the Guarantors in connection with the transactions herein contemplated.

     8.07 Hazardous Substances. No Borrower shall cause or permit to exist a discharge of hazardous substances or wastes into the atmosphere or waters or onto lands unless such discharge is pursuant to and in compliance with the conditions of a permit issued by the appropriate Governmental Authorities or otherwise in compliance with applicable Environmental Law.

     8.08 Current Ratio. Total-Tel Comm shall not permit the ratio of its Current Assets to its Current Liabilities at any time to be less than 1.00:1.00, measured on a consolidated basis no less frequently than quarterly. As used herein, "Current Assets" and "Current Liabilities" means all assets and liabilities which, in accordance with GAAP consistently applied, should be classified as current assets and current liabilities, respectively.

     8.09 Tangible Net Worth. Total-Tel Comm shall not permit its Tangible Net Worth at any time to be less than $12,500,000, measured on a consolidated basis no less frequently than quarterly. As used herein, "Tangible Net Worth" means, at any date (i) the total assets of Total-Tel Comm which would be shown as assets on a consolidated balance sheet of Total-Tel Comm prepared in accordance with GAAP less
(ii) the total liabilities of Total-Tel Comm as shown on a consolidated balance sheet of Total-Tel Comm prepared in accordance with GAAP, after subtracting therefrom the aggregate amount of any capitalized research and development costs, capitalized interest, debt discount and expense, goodwill, patents, trademarks, copyrights, franchises, licenses, amounts owing from officers, directors, shareholders, principals, partners or affiliates of any Borrower or Guarantor and any investments in any entities owned or controlled by any of the foregoing, and such other assets as are properly classified as "intangible assets", in each case determined in accordance with GAAP consistently applied.

     8.10 Debt to Equity Ratio. Total-Tel Comm shall not permit the ratio of its Total Liabilities to Tangible Capital Funds at any time to exceed 2.00:1.00, measured on a consolidated basis no less frequently than quarterly. As used herein, "Total Liabilities" means the total liabilities of Total-Tel Comm as shown on a consolidated balance sheet of Total-Tel Comm prepared in accordance with GAAP, specifically including, without limitation, Capitalized Lease Obligations, contingency and other reserves, deferred taxes and other deferred sums, but specifically excluding amounts in respect of any then outstanding Approved Subordinated Debt, in each case determined in accordance with GAAP consistently applied. As used herein, "Tangible Capital Funds" means the sum of (i) the Tangible Net Worth of Total-Tel Comm as determined pursuant to the definition thereof set forth in Section 8.10 hereof plus (ii) the principal amount of any then outstanding Approved Subordinated Debt.

     8.11 Debt Service Coverage Ratio. Total-Tel Comm shall not permit the ratio of its EBITDA to its CPLTD plus Interest Expense to be at any time less than 1.50:1.00, measured on a consolidated basis no less frequently than annually. As used herein, "EBITDA" means, at any time, the earnings (excluding any extraordinary or unusual items and non-operating earnings adjustments) before interest expense, taxes, depreciation and amortization, determined in accordance with GAAP consistently applied, and "CPLTD plus Interest Expense" means, at any time, current maturities of all Indebtedness which by its terms, or by the terms of any instrument or agreement relating thereto, matures, or which is otherwise payable, 1 year or more after the date of creation thereof (whether such payment is in respect of sinking fund requirements, mandatory prepayments, or final payment upon maturity), including, without limitation, any Capital Lease Obligations, plus all cash and non-cash interest (including, without limitation, capitalized interest) accrued and/or payable during the relevant fiscal period in or in connection with any Indebtedness, in each case determined in accordance with GAAP, consistently applied.

     8.12 Use of Proceeds. No Borrower shall use the proceeds of any Loan made hereunder for any purpose other than the purposes described in Section 6.03 hereof.

     8.13 Change Fiscal Year. Total-Tel Comm shall not change its fiscal year to end on any date other than January 31, or permit the fiscal year end of any of its Subsidiaries to end on any day other than January 31.


     IX. EVENTS OF DEFAULT.

     Each of the following shall constitute an event of default
("Event of Default") hereunder:

     9.01 Payment Default. Any Borrower shall (i) default in the payment, within ten (10) days after the due date, of any principal of, or interest on, the Loans or (ii) default in the payment, within ten
(10) days after the due date, of any other amounts owing hereunder, under the Notes or under any other Credit Document;

     9.02 Negative Covenant Breach. Any Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in Article VIII hereof;

     9.03 Other Covenant Breaches. Any Borrower shall default in the due performance or observance of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02) contained in this Agreement, the Notes or any other Credit Document, and such default shall continue unremedied for a period of at least 30 days after the earlier to occur of (i) the date a Borrower obtains actual knowledge of such default or (ii) the date notice of such default is given to a Borrower by the Bank;

     9.04 Default Under Agreements for Borrowed Money. (i) Any Borrower shall default in any payment with respect to any Indebtedness in excess of $600,000.00 (individually or in the aggregate as to all Borrowers) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any such Indebtedness shall be declared to be due and payable, or required to be prepaid as a mandatory prepayment, prior to the stated maturity thereof;

     9.05 Default Under Other Material Contracts. Any Borrower shall default in the due performance or observance of any material term, covenant or agreement contained in any contract, agreement, understanding or arrangement, beyond the period of grace, if any, provided in the relevant contract, involving an aggregate consideration payable by or to such Borrower of $100,000.00 or more in any 1 year or is otherwise material to the business, condition, operations, performance, properties or prospects of such Borrower;

     9.06 Voluntary Bankruptcy. Any Borrower commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing;

     9.07 Involuntary Bankruptcy. Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of any Borrower and not stayed or discharged within 30 days of the commencement thereof;

     9.08 Appointment of Receiver. The appointment, or the filing of a petition seeking the appointment of a custodian, receiver, trustee, or liquidator for any Borrower or any of their respective property, or the taking of possession of any part of the property of any Borrower at the instance of any Governmental Authority;

     9.09 Insolvency. Any Borrower becomes insolvent (however defined), is generally not paying its debts as they become due, or has suspended transaction of its usual business;

     9.10 Reorganization. The dissolution, merger, consolidation, or reorganization of any Borrower, other than the merger of any Borrower (other than Total-Tel Comm) into another Borrower;

     9.11 Material Misstatement. Any statement, representation or warranty made in or pursuant to this Agreement or any other Credit Document or to induce the Bank to enter into this Agreement or to enter into the transactions referred to in this Agreement shall prove to be untrue or misleading in any material respect;

     9.12 Material Adverse Change. The occurrence of a material adverse change in the financial condition of any Borrower or the occurrence of any event which, in the reasonable opinion of the Bank, materially impairs the financial responsibility of any Borrower; or

     9.13 Entry of Judgment. The entry or issuance of judgments, orders, decrees or fines against any Borrower which, in the aggregate, involve liabilities in excess of the sum of $100,000.00 (the discharge of which is not the obligation of any insurance company) and any such judgments or orders involving liabilities in excess of said sum shall have continued unbonded or unsatisfied and without stay of execution or agreement between the parties thereon for a period of 30 days after the entry or issuance of such judgment.

     X. REMEDIES.

    10.01 Acceleration of Obligations; Other Remedies. Upon and following the occurrence of an Event of Default described in Article IX hereof (other than the Events of Default described in Sections 9.06, 9.07, and 9.08 hereof), at the Bank's sole option, the Bank's commitment, if any, to make any further advance or Loans hereunder shall terminate and all Obligations shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Borrowers, all of which are expressly waived. Upon the occurrence of the Event of Default described in Sections 9.06, 9.07, and 9.08 hereof, immediately and automatically, the Bank's commitment, if any, to make any further advances or Loans hereunder shall terminate and all Obligations shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Borrowers, all of which are expressly waived. Upon and following an Event of Default, the Bank may, at its option, exercise any and all rights and remedies it has under this Agreement, any other Credit Document and/or applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the Obligations at a rate equal to the lesser of: (i) the highest rate of interest set forth in the Credit Documents, or (ii) the highest rate of interest allowed by law, such rate of interest to apply to the Obligations, at the Bank's option, upon and after an Event of Default, maturity, whether by acceleration or otherwise, and the entry of a judgment in favor of the Bank with respect to any or all of the Obligations. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Credit Document and/or under applicable law by action at law, in equity or other appropriate proceeding including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Credit Document.

    10.02 Right of Set-off. If any of the Obligations shall be due and payable or any one or more Events of Default shall have occurred, whether or not the Bank shall have made demand under any Credit Document and regardless of the adequacy of any collateral for the Obligations or other means of obtaining repayment of the Obligations, the Bank shall have the right, without notice to any Borrower, and is specifically authorized hereby to set-off against and apply to the then unpaid balance of the Obligations any items or funds of any Borrower held by the Bank, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of any Borrower, including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by any Borrower for its or their own account with the Bank, and any other indebtedness at any time held or owing by the Bank to or for the credit or the account of any Borrower, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, the Bank shall have, and each Borrower hereby grants to the Bank, a lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof.

    10.03 Remedies Cumulative; No Waiver or Impairment. The rights, powers and remedies of the Bank provided in this Agreement and any of the Credit Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The liabilities of the Borrowers hereunder and under the other Credit Documents shall be joint and several and the Bank may, in its sole and absolute discretion, enforce any such liability against any Borrower or all Borrowers without affecting or impairing the further enforcement of the liabilities hereunder or under the other Credit Documents against any other Borrower or all Borrowers, as the case may be.

     XI. MISCELLANEOUS.

    11.01 Notices. Notices and communications under this Agreement and the other Credit Documents shall be in writing and shall be given by either (i) hand-delivery, (ii) certified mail (return receipt requested, postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy, to the addresses and telecopy numbers listed in this Agreement. Notice given by telecopy shall be deemed to have been given and received when sent. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by certified mail shall be deemed to have been given and received on the dates indicated on the receipt returned to the sender thereof. A party may change its address and/or telecopier number by giving written notice to the other party as specified herein. For the avoidance of doubt, any notice required to be given by the Bank to the Borrowers or any Borrower shall be deemed given by the Bank for all purposes when given to Total-Tel Comm in accordance with this Section 11.01. Furthermore, with respect to any notice required to be given by the Borrowers or any particular Borrower, the Bank may rely (and shall be fully protected in relying) on any notice received from any authorized officer of any Borrower which the Bank believed in good faith to be genuine and correct and to be acting on behalf of all Borrowers.

    11.02 Costs and Expenses. Whether or not the transactions contemplated by the Credit Documents are fully consummated, the Borrowers shall promptly pay (or reimburse, as the Bank may elect) all reasonable costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, monitoring, administration and enforcement of the Credit Documents, the collection of all amounts due under the Credit Documents, and all amendments, modifications, consents or waivers, if any, to the Credit Documents. Such costs and expenses shall include, without limitation, the reasonable fees and disbursements of counsel to the Bank (including the Bank's in-house counsel), the costs of appraisals, costs of environmental studies, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes and costs and expenses incurred by the Bank, and the fees of the Bank's accountants, consultants or other professionals. The Borrowers' reimbursement obligations under this paragraph shall survive any termination of the Credit Documents.

    11.03 Payment Due on a Day Other Than a Business Day. If any payment due or action to be taken under this Agreement or any Credit Document falls due or is required to be taken on a day that is not a Business Day, such payment or action shall be made or taken on the next succeeding Business Day and such extended time shall be included in the computation of interest.

    11.04 Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New Jersey without reference to conflict of laws principles.

    11.05 Superseding Effect. This Agreement and the other Credit Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

    11.06 Amendment; Waiver. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

    11.07 Successors and Assigns. This Agreement (i) shall be binding upon the Borrowers and the Bank and their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Borrowers and the Bank and their respective successors and permitted assigns; provided, however, that no Borrower may assign its rights hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by a Borrower shall be void and of no effect with respect to the Bank.

    11.08 Sale, Assignment or Participations. The Bank may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Credit Documents and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between the Bank and such holder so provides, (i) shall be entitled to all of the rights, obligations and benefits of the Bank and (ii) shall be deemed to hold and may exercise the rights of set-off or banker's lien with respect to any and all obligations of such holder to any Borrower, in each case as fully as though such Borrower were directly indebted to such holder. The Bank may, in its discretion, give notice to any Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of the Bank's or such holder's rights hereunder. Each Borrower authorizes the Bank to provide information concerning the Borrowers to any prospective purchaser, assignee or participant. The information provided may include, but is not limited to, amounts, terms, balances, payment history, return item history and any financial or other information about the Borrowers. The Borrowers, jointly and severally, agree to indemnify, defend, release the Bank, and hold the Bank harmless, at the Borrowers' cost and expense, from and against any and all lawsuits, claims, actions, proceedings, or suits against the Bank or against any Borrower and the Bank, arising out of or relating to the Bank's reporting or disclosure of such information, unless any such claims are the result of the Bank's gross negligence or willful misconduct.

    11.09 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Agreement, there shall be added automatically as a part of this Agreement a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

    11.10 Consent to Jurisdiction and Service of Process. Each Borrower irrevocably appoints each and every corporate officer of such Borrower as their attorneys upon whom may be served, by regular or certified mail at the address set forth in this Agreement, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any of the other Credit Documents. Each Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New Jersey or in the United States District Court for the District of New Jersey by service of process on any such officer. Each Borrower further agrees that such courts of the State of New Jersey and the United States District Court for the District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the person of such Borrower and all collateral for the Obligations. Notwithstanding the foregoing, each Borrower agrees that any action brought by such Borrower shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in New Jersey.

    11.11     Indemnification.

          (a) If, after receipt of any payment of all or any part of the Obligations, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible set-off, or a diversion of trust funds), then this Agreement and the other Credit Documents shall continue in full force and effect, and each Borrower shall be liable for, and shall indemnify, defend and hold harmless the Bank with respect to the full amount so surrendered.

          (b) The Borrowers, jointly and severally, shall indemnify, defend and hold harmless the Bank with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind (including, without limitation, those involving death, personal injury or property damage and including reasonable attorneys fees and costs) arising from or in any way related to any hazardous materials or a dangerous environmental condition within, on, from, related to or affecting any real property owned or occupied by the Borrower including, without limitation, any and all claims that may arise as a result of an intentional or unintentional act or omission of any Borrower, any previous owner and/or operator of real property owned or occupied by any Borrower that resulted in the discharge of hazardous substances or wastes into the atmosphere or waters or onto the lands.

          (c) The provisions of this paragraph shall survive the termination of this Agreement and the other Credit Documents and shall be and remain effective notwithstanding the payment of the Obligations, the release of any security interest, lien or encumbrance securing the Obligations or any other action which the Bank may have taken in reliance upon its receipt of such payment. Any action by the Bank shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

    11.12 Inconsistencies. The Credit Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Credit Documents, such inconsistency shall not affect the validity or enforceability of each Credit Document. Each Borrower agrees that in the event of any inconsistency or ambiguity in any of the Credit Documents, the Credit Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

    11.13 Headings. The headings of articles, sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Agreement.

    11.14 Schedules. All Schedules, Annexes and/or an Exhibits attached hereto are incorporated herein.

    11.15     Judicial Proceeding; Waivers.

          (a) EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTER-CLAIM, BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

          (b) EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          (c)     EACH BORROWER ACKNOWLEDGES AND AGREES THAT THIS
SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE BANK WOULD NOT EXTEND CREDIT TO ANY BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.



     IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Agreement as of the day and year first above written.

WITNESS/ATTEST:                    TOTAL-TEL USA COMMUNICATIONS, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509

WITNESS/ATTEST:                    TOTAL-TEL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509

WITNESS/ATTEST:                    TOTAL-TEL USA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509



WITNESS/ATTEST:                    TOTAL-TEL CARRIER SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL INTERNATIONAL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL SOUTHEAST, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________



WITNESS/ATTEST:                    TOTAL-TEL SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL FLORIDA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL U.K., LTD.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

                              SUMMIT BANK


                                   By:_____________________________
                                      Name:
                                        Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________


                                    EXHIBIT A

                             EQUIPMENT FACILITY/TERM NOTE


$5,000,000.00     _____________ __, 1997

                , New Jersey




FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned, jointly, severally and unconditionally promise to pay to the order of SUMMIT BANK (the "Bank"), the principal amount of all Equipment Loans (as defined in the Credit Agreement referred to below) that are now or may hereafter be made under and pursuant to the Equipment Facility established under said Credit Agreement and that are then outstanding, together with all accrued and unpaid interest thereon and any unpaid costs and expenses payable thereunder and hereunder, on February 28, 1999 (the "Expiration Date"), unless such obligations are converted to a term loan obligation pursuant to said Credit Agreement, in which case such obligations shall mature and be due and payable on the fifth anniversary of the date of said conversion (the "Maturity Date").

A.     Terms of Note.

     1. Payment of Principal. The principal balance of each Equipment Loan evidenced by this note (together with any attachments hereto and any amendments or modifications hereof in effect from time to time, this "Note") due and payable in full on the Expiration Date, unless the obligations evidenced hereby are converted to a term loan obligation pursuant to Section 1.04 of the Credit Agreement, in which case the principal balance hereunder shall be payable in consecutive monthly installments in the amounts and on the dates prescribed in
Section 1.06 of the Credit Agreement, with a final installment in the amount of the remaining outstanding principal hereunder, together with any accrued and unpaid interest thereon, due and payable on the Maturity Date.

     2. Interest Payments. The undersigned agree to pay to the Bank, interest, in arrears, on the outstanding principal balance hereunder at the rates and on the dates set forth in the Credit
Agreement, until the entire principal balance hereunder, together with accrued and unpaid interest thereon, is paid in full.

     3. Computation of Interest. Interest hereunder shall be computed daily on the basis of a year of 360 days for the actual number of days elapsed. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time.

     4. Payment Terms. All payments made hereunder shall be made on or before 10:00 a.m. on the due date thereof, in immediately available funds and in lawful currency of the United States of America and free and clear of, and without deduction or withholding for, any taxes or other payments. Payments shall be deemed made when delivered to the Bank at its offices set forth in this Note or at such other office of the Bank as the Bank shall notify the undersigned of in writing.

     5. Incorporation by Reference. This Note is the Equipment Facility/Term Note referred to in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement, dated as of
__________   , 1998, by and between the Bank and the undersigned
(together with any amendments and modifications thereto in effect from time to time, the "Credit Agreement") and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, the terms pertaining to payment, definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the meaning set forth in the Credit Agreement.

     6. Bank Records of Advance. The Bank may enter in its business records the date and the amount of each advance and payment of Equipment Loans made pursuant to the Credit Agreement and the date and terms of the conversion of such loans to a term loan pursuant to the Credit Agreement. The Bank's records thereof shall, in the absence of manifest error, be conclusively binding upon the undersigned. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the undersigned, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the undersigned agree that, unless the Bank receives a written notification of exceptions to such a statement within 10 calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the undersigned.

     7. Late Charge. In the event that any payment hereunder shall not be received by the Bank within ten (10) days of the due date thereof, the undersigned shall, to the extent permitted by law, pay the Bank a late charge of five percent (5%) of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00). Any such late charge assessed is immediately due and payable.

     8. Default Rate. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following an Event of Default, at a rate which is 400 basis points (4%) higher than the rate otherwise charged with respect thereto (the "Default Rate") provided that at no time shall the amounts owed by the undersigned to the Bank pursuant to any judgments entered in favor of Bank with respect to this Note, or any other Credit Document.

B.     Remedies.

     1. Generally. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the other Credit Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default hereunder, the Bank may proceed to protect and enforce the Bank's rights hereunder and/or applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Credit Document.

     2. Remedies Cumulative; No Waiver. The remedies hereunder and under the other Credit Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.     Miscellaneous.

     1. Governing Law. This Note shall be construed in accordance with and governed by the substantive laws of the State of New Jersey without reference to conflict of laws principles.

     2. Amendment; Waiver. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the Borrower and the Bank.

     3. Successors and Assigns. This Note (i) shall be binding upon the undersigned and the Bank, their respective successors and permitted assigns, and (ii) shall inure to the benefit of the undersigned and the Bank and, their respective successors and permitted assigns; provided, however, that none of the undersigned may assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, which shall not be unreasonably withheld, and any such assignment or attempted assignment by any of the undersigned shall be void and of no effect with respect to the Bank.

     4. Severability. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

     6.     Judicial Proceeding; Waiver.

          (a) THE UNDERSIGNED AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE UNDERSIGNED OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE UNDERSIGNED, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER CREDIT DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

          (b) THE BANK AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          (c)     THE UNDERSIGNED ACKNOWLEDGE AND AGREE THAT THIS
SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE UNDERSIGNED IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered to the Bank this Note as of the day and year first above written.


WITNESS/ATTEST:          TOTAL-TEL USA COMMUNICATIONS, INC.


By:_________________________     By:_____________________________
   Name:                  Name:
   Title:                    Title:


Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                         Telecopier: 201-812-7509


WITNESS/ATTEST:          TOTAL-TEL, INC.


By:__________________________     By:_____________________________
   Name:                  Name:
   Title:                    Title:


Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                         Telecopier: 201-812-7509


WITNESS/ATTEST:          TOTAL-TEL USA, INC.


By:__________________________     By:_____________________________
   Name:                  Name:
   Title:                    Title:


Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                         Telecopier: 201-812-7509


WITNESS/ATTEST:          TOTAL-TEL CARRIER SERVICES, INC.


By:__________________________     By:_____________________________
   Name:                  Name:
   Title:                    Title:


Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                         Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL INTERNATIONAL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL SOUTHEAST, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________


WITNESS/ATTEST:                    TOTAL-TEL SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________


WITNESS/ATTEST:                    TOTAL-TEL FLORIDA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL U.K., LTD.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________



     EXHIBIT B
     Notice of Borrowing Under
     Equipment Facility
Borrower: ____________________________________

Date of Borrowing: ___________________________

Amount Requested: $___________________________

Interest Rate Basis:  Prime/LIBOR

Interest Period:  1/2/3 month(s)

The Borrower hereby notifies the Bank that it requests a borrowing ("Borrowing") in the form of an Equipment Loan under the Amended and Restated Equipment Facility and Revolving Credit Agreement dated as of ________ __, 1998 (together with any amendments or modifications thereto in effect from time to time, the "Credit Agreement") established for the Borrowers thereunder in the amount set forth above. The Borrowing will be deposited in the Borrower's Account No. ________________________. In order to induce the Bank to fund such Borrowing, the Borrower hereby affirms the following:

     1. The representations and warranties contained in the Credit Agreement are correct on and as of the date of this Notice of Borrowing.

     2. No Event of Default (as defined in the Credit Agreement), and no event which, with the giving of notice, passage of time, or both, would become an Event of Default, has occurred and is continuing.

     3. There has been no adverse change in the condition, financial or otherwise, of any of the Borrowers since the date of the Credit Agreement.

     4.     All of the Credit Documents (as defined in the Credit
Agreement) remain in full force and effect.


     5. Attached hereto is a true and correct copy of [invoice/bill of sale] rendered by the vendor in connection with the acquisition of the equipment to be financed with the proceeds of the Borrowing. Said [invoice/bill of sale] accurately states the total
consideration to be paid for such equipment, which is   $
 . Also attached is a true and complete description of said equipment and the location or proposed location thereof.

Date:                    , 19

                              [RELEVANT BORROWER]


By:_________________________________
                       Name:
                            Title:


     EXHIBIT D

     AMENDED AND RESTATED REVOLVING CREDIT NOTE


$8,000,000.00     __________ ___, 1997

      , New Jersey


FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned, jointly, severally and unconditionally promise to pay to the order of SUMMIT BANK (the "Bank"), the principal amount of all advances that are now or may hereafter be made under and pursuant to the Revolving Credit Facility established under the Credit Agreement (as defined below) and that are then outstanding, together with accrued, unpaid interest thereon and any unpaid costs and expenses payable hereunder, on May 31, 1998.

A.     Terms of Note.

     1. Interest Payments. The principal amount of each Revolving Credit Loan (as defined in the Credit Agreement) evidenced by this note (together with any attachments hereto and any amendments and modifications hereto in effect from time to time, this "Note") shall bear interest at the rates set forth in the Credit Agreement and accrued interest shall be due and payable by the undersigned in accordance with the provisions thereof.

     2. Computation of Interest. Interest hereunder shall be computed daily on the basis of a year of 360 days for the actual number of days elapsed. If the due date for any payment of principal is extended by operation of law, interests shall be payable for such extended time.

     3. Payment Terms. All payments made hereunder shall be made on or before 10:00 a.m. on the due date thereof, in immediately available funds and in lawful currency of the United States of America and free and clear of, and without deduction or withholding for, any taxes or other payments. Payments shall be deemed made when delivered to the Bank at its offices set forth in this Note or at such other office of the Bank as the Bank shall notify the undersigned of in writing.


     4. Incorporation by Reference. This Note is the Revolving Credit Note referred to in that certain Amended and Restated Equipment
Facility and Revolving Credit Agreement, dated as of _______   , 1998,
between the Bank and the undersigned (together with any amendments and modifications thereto in effect from time to time, the "Credit Agreement") and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the definition contained in the Credit Agreement.

     5. Bank Records of Advance. The Bank may enter in its business records the date and the amount of each advance of a Revolving Credit Loan, each conversion from one interest rate basis to another and each payment made pursuant to this Note and the Credit Agreement. The Bank's records of such advance, conversion or payment shall, in the absence of manifest error, be conclusively binding upon the undersigned. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the undersigned, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the undersigned agree that, unless the Bank receives a written notification of exceptions to such a statement within 10 calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the undersigned.

     6. Late Charge. In the event that any payment hereunder shall not be received by the Bank within ten (10) days of the due date thereof, the undersigned shall, to the extent permitted by law, pay the Bank a late charge of five percent (5%) of the overdue payment (but in no event to be less that $25.00 nor more than $2,500.00). Any such late charge assessed is immediately due and payable.

     7. Default Rate. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following any Event of Default, at a rate which is 400 basis points (4%) higher than the rate otherwise charged with respect thereto (the "Default Rate"), provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the undersigned to the Bank pursuant to any judgments entered in favor of Bank in respect of this Note or any other Credit Document.

B.     Remedies.

     1. Generally. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the other Credit Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Credit Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Credit Document.

     2. Remedies Cumulative; No Waiver. The remedies hereunder and under the other Credit Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.     Miscellaneous.

     1. Governing Law. This Note shall be construed in accordance with and governed by the substantive laws of the State of New Jersey without reference to conflict of laws principles.

     2. Amendment; Waiver. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the Bank and the undersigned.

     3. Superseding Effect. This Restated Revolving Credit Note supersedes the note issued under the 1996 Revolving Credit Facility in the original principal amount of $4,000,000.00. This Restated Revolving Credit Note is issued in substitution and replacement of such 1996 note and not in payment thereof, any and all amounts due pursuant to such 1996 note including, without limitation, all accrued and unpaid interest, shall be evidenced hereby and paid in accordance with the terms hereof.

     4. Successors and Assigns. This Note (i) shall be binding upon the undersigned and the Bank, their respective successors and permitted assigns, and (ii) shall inure to the benefit of the undersigned and the Bank and their respective successors and permitted assigns; provided, however, that none of the undersigned may assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, which shall not be unreasonably withheld, and any such assignment or attempted assignment by any of the undersigned shall be void and of no effect with respect to the Bank.

     5. Severability. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

     6.     Judicial Proceeding; Waivers.

          (a) THE UNDERSIGNED AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE UNDERSIGNED OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE UNDERSIGNED, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER CREDIT DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

          (b) THE BANK AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          (c)     THE UNDERSIGNED ACKNOWLEDGE AND AGREE THAT THIS
SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE UNDERSIGNED IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered to the Bank this Note as of the date first above written.


WITNESS/ATTEST:                    TOTAL-TEL USA COMMUNICATIONS, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509

WITNESS/ATTEST:                    TOTAL-TEL USA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL CARRIER SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509

WITNESS/ATTEST:                    TOTAL-TEL INTERNATIONAL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL SOUTHEAST, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________



WITNESS/ATTEST:                    TOTAL-TEL SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL FLORIDA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL U.K., LTD.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________






     EXHIBIT E
     Notice of Borrowing Under
     Revolving Credit

Borrower: ____________________________________

Date of Borrowing: ___________________________

Amount Requested: $___________________________

Interest Rate Basis: Prime/LIBOR

Interest Period: 1/2/3 Month[s]


The Borrower hereby notifies the Bank that it requires a borrowing ("Borrowing") in the form of a Revolving Credit Loan under the Equipment Facility and Revolving Credit Agreement dated as of August , 1996 (together with any amendments or modifications thereto in effect from time to time, the "Credit Agreement") established for the Borrowers thereunder in the amount set forth above. The Borrowing will be deposited in the Borrower's Account No. ________________________. In order to induce the Bank to fund such Borrowing, the Borrower hereby affirms the following:

     1. The representations and warranties contained in the Credit Agreement are correct on and as of the date of this Notice of Borrowing.

     2. No Event of Default (as defined in the Credit Agreement), and no event which, with the giving of notice, passage of time, or both, would become an Event of Default, has occurred and is continuing.

     3. There has been no adverse change in the condition, financial or otherwise, of any of the Borrowers since the date of the Credit Agreement.

     4.     All of the Credit Documents (as defined in the Credit
Agreement) remain in full force and effect.


     5.     Use of Borrowing will be:



Date:                    , 19

                    [RELEVANT BORROWER]



By:_____________________________
                       Name:
                       Title:


     EXHIBIT F

     CLOSING CHECKLIST

     SUMMIT BANK ( the "Bank")
     AMENDED AND RESTATED EQUIPMENT FACILITY
AND REVOLVING CREDIT AGREEMENT
     with
     TOTAL-TEL USA COMMUNICATIONS, INC.
     TOTAL-TEL, INC.,
     TOTAL-TEL USA, INC.
TOTAL-TEL CARRIER SERVICES, INC.
TOTAL-TEL INTERNATIONAL, INC.
TOTAL-TEL SOUTHEAST, INC.
TOTAL-TEL SERVICES, INC.
TOTAL-TEL FLORIDA, INC.
and
TOTAL TEL U.K., LTD.
     as "Borrowers"

     __________ __, 1998



 1.     Amended and Restated Equipment Facility and Revolving Credit
Agreement

 2.     Equipment Facility/Term Note

 3.     Amended and Restated Revolving Credit Note

 4.     1996 Term Note

 5.     Guaranty and Suretyship Agreement of Borrowers

 6.     Amended and Restated Security Agreement

 7. Certificate of Authority and Incumbency from Secretary of each Borrower, which shall have attached as and exhibit an Authorizing
Resolution of the Board of Directors

 8.     Certificates of Good Standing for each Borrower in New Jersey

 9. Certificates of Qualification to do business as a foreign corporation in New York and Florida, as appropriate

 10. UCC, Tax Lien and Judgment Searches against each Borrower in all appropriate jurisdictions

 11.     Opinion of Counsel to Borrowers

 12.     Evidence of Requisite Insurance

 13.     Current financial statements [if any]

 14. Reliance letter from Borrowers' certified public accountant regarding audited annual statements


     EXHIBIT G


COMPLIANCE CERTIFICATE OF TOTAL-TEL USA COMMUNICATIONS, INC.

FOR THE FISCAL YEAR ENDING _______________________ 19___ OR

FOR THE FISCAL QUARTER ENDING _____________________ 19___

This Compliance Certificate, signed by the chief financial officer of TOTAL-TEL USA COMMUNICATIONS, INC. (the "Company"), is delivered to the Bank pursuant to Section 7.02 of the Amended and Restated
Equipment Facility and Revolving Credit Agreement (the "Credit
Agreement") dated as of ___________    , 1998.

The undersigned certificates that he/she is authorized to execute this Compliance Certificate on behalf of the Company and hereby certifies on behalf of the Company that to the best of his/her knowledge:

     (1) all representations and warranties set forth in the Credit Agreement and in any other Credit Document (as defined in the Credit Agreement) remain true and correct;

     (2) none of the covenants in the Credit Agreement or in any of the other Credit Documents has been breached;

     (3) no event has occurred which, alone, or with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Credit Agreement or under any of the other Credit Documents. No material adverse change has occurred in the financial condition of any of the Borrowers; and

     (4) attached hereto is the computation of the financial covenants set forth in Sections 8.10, 8.11, 8.12 and 8.13 of the Credit Agreement, together with the calculation of each significant component necessary to determine compliance with such covenants.

The foregoing representations concerning the Company's financial condition are made to the Bank with the understanding that the Bank will rely on these representations in making credit decisions with respect to the Credit Agreement.

                               TOTAL-TEL USA COMMUNICATIONS, INC.




By:_____________________________
                            Name:
                            Title:

     ANNEX I

     SUBSIDIARIES OF

     TOTAL-TEL USA COMMUNICATIONS, INC.

Total-Tel, Inc.

Total-Tel USA, Inc.

Total-Tel Southeast, Inc.

Total-Tel Carrier Services, Inc.

Total-Tel Services, Inc.

Total-Tel Sarasota, Inc.

Total-Tel International, Inc.

Total-Tel Florida, Inc.

Total-Tel U.K., Ltd.



     ANNEX I (cont.)


     PENDING LITIGATION

     ANNEX I (cont.)

     EXISTING INDEBTEDNESS

-NONE-

     ANNEX I (cont.)

     PERMITTED EXISTING LIENS

-NONE-







     $13,000,000.00

     AMENDED AND RESTATED EQUIPMENT FACILITY
AND REVOLVING CREDIT AGREEMENT


     By and Between


     SUMMIT BANK,
     as Bank


     and


     TOTAL-TEL USA COMMUNICATIONS, INC.,

     TOTAL-TEL, INC.,

     TOTAL-TEL USA, INC.,

TOTAL-TEL CARRIER SERVICES, INC.,

and

TOTAL-TEL INTERNATIONAL, LTD.
as Borrowers






     Dated as of ___________ ___, 1997



BORROWER GUARANTY AND SURETYSHIP AGREEMENT


     This BORROWER AND SURETYSHIP AGREEMENT, dated as of __________ ___, 1998 (together with all modifications and amendments hereto in effect from time to time, this Guaranty) is made by TOTAL-TEL USA COMMUNICATIONS, INC., a New Jersey corporation (Total-Tel Comm), TOTAL-TEL, INC., a New Jersey corporation, TOTAL-TEL USA, INC., a New Jersey corporation, TOTAL-TEL CARRIER SERVICES, INC., a New Jersey corporation, TOTAL-TEL INTERNATIONAL, INC., a __________ corporation, TOTAL-TEL SOUTHEAST, INC., a Georgia corporation (Total-Tel Southeast), TOTAL-TEL SERVICES, INC., a New Jersey corporation (Total-Tel Services), TOTAL-TEL FLORIDA, INC., a New Jersey corporation (Total-Tel Florida), and TOTAL-TEL U.K., LTD., a corporation organized under the laws of the United Kingdom (Total-Tel U.K.) (each a Guarantor and collectively the Guarantors), in favor of SUMMIT BANK, a banking corporation organized under the laws of the State of New Jersey (the Bank).

     BACKGROUND

     The Guarantors are the Borrowers, on a joint and several basis, under and pursuant to that certain Amended and Restated Equipment Facility and Revolving Credit Agreement, dated even date herewith, with the Bank (such agreement, together with any amendments, modifications, renewal or extensions thereof, the Credit Agreement) and to induce the Bank to make the credit accommodations available to each Guarantor thereunder and to make additional loans, extensions of credit or other financial accommodations to the Obligors (as defined below) now or in the future, and to further secure the observance, payment, and performance of the Obligations (as defined below) by each of the Guarantors and other Obligors, and with full knowledge that the Bank would not make said loans, extensions of credit, or financial accommodations without this Guaranty, which shall be a contract of suretyship, each Guarantor unconditionally, and intending to be legally bound hereby, agrees as follows:

A. Obligations Guarantied. Each Guarantor, jointly and severally, hereby guaranties the full, prompt, and unconditional payment of the Obligations (as defined below), when and as the same shall become due, whether at the stated maturity date, by acceleration, or otherwise, and the full, prompt, and unconditional performance of each and every term and condition of every covenant and agreement to be kept and performed by any of them and/or by any other Obligor under the Credit Agreement and each other Credit Document (as defined below). This Guaranty is a primary obligation of each Guarantor and shall be a continuing inexhaustible Guaranty without limitation as to amount or duration and may not be revoked by any Guarantor except by notice in writing by such Guarantor to the Bank and received by the Bank at least 30 days prior to the date set for such revocation. No such notice shall affect such Guarantor's liability under this Guaranty for any loan, extension of credit, or other financial accommodation made to or committed to be made to any of them and/or to any other Obligor by the Bank occurring prior to the effective date of the revocation, regardless of whether such loan or extension of credit was made before or after notice of revocation.

B. Definitions. As used herein, the following terms shall have the following meanings:

     1. Collateral. The term Collateral means all of the "Collateral" as such term is defined in that certain Amended and Restated Security Agreement of the Guarantors in favor of the Bank, dated as of even date herewith (hereinafter, the Security Agreement) and any other property of any Guarantor, and/or other Obligor, now or hereafter in the possession of the Bank, in any capacity whatsoever including, but not limited to, any balance or share of any deposit, trust or agency account and all property and assets of any Guarantor and/or other Obligor now or hereafter subject to a security agreement, pledge, mortgage, assignment or other document or agreement granting the Bank a security interest therein or lien or encumbrance thereon.

     2. Credit Documents. The term Credit Documents means this Guaranty, the Credit Agreement, the Security Agreement, each "Credit Document" referenced therein, and all other credit accommodations, notes, loan agreements, guarantees, security agreements, mortgages, instruments, pledge agreements, assignments, acceptance agreements, commitments, facilities, reimbursement agreements and any other agreements, documents and instruments, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Obligations, together with all amendments, modifications, renewals, or extensions thereof.

     3. Obligations. The term Obligations means any and all obligations and indebtedness of every kind and description of any Guarantor or of any other Obligor owed to the Bank (including, without limitation, all such obligations and indebtedness arising under the Credit Agreement and the other Credit Documents and any amendments, modifications, extensions, supplements or renewals of any of the foregoing) whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing, whether incurred by a Guarantor or any other Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys' fees and costs and/or allocated fees and costs of the Bank's in-house legal counsel.

     4. Obligor. The term Obligor means each Guarantor and each and every maker, endorser, guarantor, and surety of or for the Obligations.

C. Representations and Warranties; Covenants. Each Guarantor covenants, represents and warrants as of the date hereof and at all times hereafter until the Obligations are fully paid and performed, and any commitments to make loans, extensions of credit, or other financial accommodations to any Obligor have been terminated, as follows:

     1. Execution of the Guaranty. This Guaranty and any other Credit Document to which any Guarantor is a party have been duly executed and delivered to the Bank by each Guarantor. Execution, delivery and performance of this Guaranty and any other Credit Document to which any Guarantor is a party will not (i) violate any of such Guarantor's organizational documents, any provision of law, any order of any court, agency, or instrumentality of government, or any provision of any indenture, agreement, or other instrument to which it is a party or by which it or any of its properties is bound;
(ii) result in the creation or imposition of any lien, charge, or encumbrance of any nature, other than the liens created by the Credit Documents; or (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

     2. Obligations of the Guarantor. This Guaranty and any other Credit Document to which any Guarantor is a party are the legal, valid, and binding obligations of each Guarantor, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. Total-Tel, Inc. Total-Tel USA, Inc., Total-Tel Carrier Services, Inc., Total-Tel International, Inc., Total-Tel Southeast, Total-Tel Services, Total-Tel Florida and Total-Tel U.K. are each the wholly owned subsidiaries of Total-Tel Comm and the business and operations of such corporations are related and have a common business purpose. To permit the uninterrupted and continuous operations of such common economic enterprise, such corporations now require and will from time to time hereafter require funds for general business purposes. Accordingly, the proceeds of advances under the Credit Agreement will provide material direct and indirect benefits to each Guarantor, regardless of which corporation receives part or all of the proceeds of such advances.

D. No Limitation of Liability. Without incurring responsibility to any Guarantor and without impairing or releasing the obligations of any Guarantor to the Bank, the Bank may, at any time, and from time to time, without the consent of, or notice to any Guarantor, upon any terms or conditions, and in whole or in part:

     1. Payment Terms. Change the manner, place, or terms of payment, and/or change or extend the time for payment, or renew or alter, any of the Obligations, any security therefor or any of the Credit Documents evidencing same, and the Guaranty herein made shall apply to the Obligations and the Credit Documents as so changed, extended, renewed, or altered;

     2. Sale of Property. Sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order, any property by whomsoever at any time pledged, mortgaged, or in which a security interest is given to secure, or howsoever securing, the Obligations;

     3. Failure to Exercise Rights. Exercise or refrain from exercising any rights against any Guarantor or any other Obligor or against any Collateral for the Obligations or otherwise act or refrain from acting;

     4. Settlement of Obligations. Settle or compromise any Obligations, dispose of any Collateral therefor, with or without consideration, or settle or compromise any liability incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any Obligations;

     5. Application of Funds. Apply any sums by whomsoever paid or howsoever realized to any Obligations;

     6. Release of Obligations. Add, release, settle, modify, or discharge the obligation of any Obligor or any other party who is in any way obligated for any of the Obligations;

     7. Additional Security. Accept any additional security for the Obligations in any order deemed appropriate by the Bank; and/or

     8. Any Other Action. Take any other action which might constitute a defense available to, or a discharge of, any Obligor
(including any Guarantor), in respect of the Obligations.

     The invalidity, irregularity, or unenforceability of all or any part of the Obligations or any Credit Document or any agreement or instrument relating thereto, or the lack of validity, enforceability, perfection, impairment or loss of any liens or security interests granted in connection therewith, whether caused by any action or inaction of the Bank or otherwise, shall not affect, impair, or be a defense to any Guarantor's obligations under this Guaranty.

E. Waiver of Subrogation. Each Guarantor irrevocably waives any present or future right to which it is or becomes entitled to be subrogated to the Bank's rights against any other Guarantor or Obligor or to seek contribution, reimbursement, indemnification, payment or the like from any other Guarantor or Obligor on account of this Guaranty or any other Credit Document. If, notwithstanding such waiver, any funds or property shall be paid or transferred to a Guarantor on account of such subrogation, indemnification, or contribution at any time when all of the Obligations have not been paid in full, such Guarantor shall hold such funds and/or property in trust for the Bank and shall segregate such funds and/or property from other funds of such Guarantor and shall forthwith pay over or deliver to the Bank such funds and/or property for application by the Bank to the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents.

F. Events of Default and Remedies. The occurrence of an "Event of Default" under any Credit Document shall constitute an Event of Default hereunder. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights hereunder and/or under applicable law by action at law, in equity or other appropriate proceeding including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Credit Document.

G.     Continuation of Guaranty.

     1. Settlements. Settlement of any claim by the Bank against any Guarantor or other Obligor, whether in any proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty except to the extent of the amount actually paid by a Guarantor or any other Obligor and legally retained by the Bank in connection with the settlement.

     2. Indemnification Upon Recision. If, after receipt of any payment of all or any part of the Obligations or the obligations of any Guarantor to the Bank, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty and the other Credit Documents shall continue in full force and effect or be reinstated, as the case may be, and the Guarantors shall be liable for, and shall indemnify, defend and hold harmless the Bank with respect to the full amount so surrendered.
The provisions of this Section shall survive the termination of this Guaranty and the other Credit Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of the Guaranty or any other Credit Document, the release of any security interest, lien or encumbrance securing the Obligations, the cancellation of the Guaranty or any other Credit Document or any other action which the Bank may have taken in reliance upon its receipt of such payment. Any cancellation of the Guaranty, release of any encumbrance, security interest or lien or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

H.     Miscellaneous.

     1. Notices. Notices and communications under this Guaranty shall be given in the manner prescribed in the Credit Agreement.

     2. Costs, Expenses and Professional Fees. Whether or not the transactions contemplated by the Credit Documents are fully consummated, the Guarantors shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, administration and enforcement of this Guaranty, the collection of all amounts due under this Guaranty, and all amendments, modifications, consents or waivers, if any, to this Guaranty. Such costs and expenses shall include, without limitation, the fees and disbursements of counsel to the Bank (including the Bank's in-house counsel). The Guarantors' reimbursement obligations under this Section shall survive any termination of the Credit Documents.

     3. Governing Law. This Guaranty shall be construed in accordance with and governed by the substantive laws of the State of New Jersey without reference to conflict of laws principles.

     4. Integration, Amendment. This Guaranty and the other Credit Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Guaranty, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by each Guarantor and the Bank.

     5. Successors and Assigns. This Guaranty (i) shall be binding upon each Guarantor and the Bank and their respective successors and permitted assigns, and (ii) shall inure to the benefit of each Guarantor and the Bank and their respective successors and permitted assigns; provided, however, that no Guarantor may assign its interests or obligations hereunder without the prior written consent of the Bank, and any such assignment or attempted assignment by a Guarantor shall be void and of no effect with respect to the Bank.

     6. Severability and Consistency. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder. The Credit Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Credit Documents, such inconsistency shall not affect the validity or enforceability of each Credit Document. The Guarantors agree that in the event of any inconsistency or ambiguity in any of the Credit Documents, the Credit Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

     7. Consent to Jurisdiction and Service of Process. Each Guarantor irrevocably appoints each and every corporate officer of such Guarantor as its attorneys upon whom may be served, by regular or certified mail at the address set forth in this Guaranty, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Guaranty or any of the other Credit Documents. Each Guarantor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New Jersey or in the United States District Court for the District of New Jersey by service of process on any such officer. Each Guarantor further agrees that such courts of the State of New Jersey and the United States District Court for the District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the person of such Guarantor and all Collateral for the Obligations. Notwithstanding the foregoing, each Guarantor agrees that any action brought by such Guarantor shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in New Jersey.

     8. Headings. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Guaranty.


     9.     Judicial Proceeding; Waivers.

          a. EACH PARTY TO THIS GUARANTY AGREES THAT ANY SUIT, ACTION OR PROCEEDING WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

          b. EACH GUARANTOR AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          c.     EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS
SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT THE BANK WOULD NOT EXTEND CREDIT TO ANY GUARANTOR OR OTHER OBLIGOR IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY. EACH GUARANTOR HEREBY WAIVES PRESENTMENT, NOTICE OF DISHONOR AND PROTEST OF ALL INSTRUMENTS INCLUDED IN OR EVIDENCING THE OBLIGATIONS OR THE COLLATERAL, IF ANY, AND ALL OTHER NOTICES AND DEMANDS WHATSOEVER, WHETHER OR NOT RELATING TO SUCH INSTRUMENTS.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered to the Bank by each Guarantor on the day and year first above written.

     TOTAL-TEL USA COMMUNICATIONS, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:


     TOTAL-TEL, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

     TOTAL-TEL USA, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

     TOTAL-TEL CARRIER SERVICES, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

     TOTAL-TEL INTERNATIONAL, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

     TOTAL-TEL SOUTHEAST, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

     TOTAL-TEL SERVICES, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:


     TOTAL-TEL FLORIDA, INC.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

     TOTAL-TEL U.K., LTD.
WITNESS OR ATTEST:


By:___________________________     By:______________________________
   Name:        Name:
   Title:        Title:

ACKNOWLEDGED AND ACCEPTED BY:
SUMMIT BANK


By:________________________
   Name:
   Title:



AMENDED AND RESTATED SECURITY AGREEMENT

     This SECURITY AGREEMENT, is dated as of this ________ day of ________, 1998 (this Agreement), made by TOTAL-TEL USA COMMUNICATIONS, INC., a New Jersey corporation (Total-Tel Comm), TOTAL-TEL, INC., a New Jersey corporation (Total-Tel), TOTAL-TEL USA, INC., a New Jersey corporation (Total-Tel USA), TOTAL-TEL CARRIER SERVICES, INC., a New Jersey corporation, TOTAL-TEL INTERNATIONAL, INC., a _____________ corporation, TOTAL-TEL SOUTHEAST, INC., a Georgia corporation (Total-Tel Southeast), TOTAL-TEL SERVICES, INC., a New Jersey corporation (Total-Tel Services), TOTAL-TEL FLORIDA, INC., a New Jersey corporation (Total-Tel Florida), and TOTAL-TEL U.K., LTD., a corporation organized under the laws of the United Kingdom (Total-Tel U.K.), in favor of SUMMIT BANK, a banking corporation organized under the laws of the State of New Jersey (the
Bank). Total-Tel Comm, Total-Tel, Total-Tel USA, Total-Tel Carrier, Total-Tel International, Total-Tel Southeast, Total-Tel Services, Total-Tel Florida and Total-Tel U.K. are herein referred to as the Borrowers, and each of the Borrowers are herein referred to individually as a Grantor and collectively as the Grantors.

     PRELIMINARY STATEMENT

     A. The Bank has entered into that Amended and Restated Equipment Facility and Revolving Credit Agreement of even date herewith (said Credit Agreement, as it may be hereafter amended or otherwise modified from time to time, being the Credit Agreement; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement) with the Borrowers pursuant to which the Bank agreed to make available to the Borrowers, in addition to the amounts outstanding pursuant to the 1996 Equipment Facility which, as of the date hereof totals $_____________, an equipment finance facility in the principal amount of up to $5,000,000 and a revolving credit facility which, when added to the Letter of Credit Outstanding, shall not exceed a principal amount of $8,000,000. The obligations of the Borrowers thereunder is evidenced by the Equipment Facility Note and the Amended and Restated Revolving Credit Note referred to therein.

     B. To support said obligations of the Borrowers under the Credit Agreement, the Borrowers have executed and delivered to the Bank that certain Borrower Guaranty and Suretyship Agreement of even date herewith in favor of the Bank (the Borrower Guaranty).

     C. It is a condition to the availability of the credit facilities under the Credit Agreement that the Grantors shall have granted to the Bank the security interests contemplated by this Agreement.

     D. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Bank to make the credit facilities under the Credit Agreement available to the Borrowers, the Grantors hereby agree as follows:

     SECTION 1. Grant of Security. Each Grantor hereby grants and assigns to the Bank a security interest in all of such Grantor's right, title and interest in and to the following assets
(collectively, the Collateral):

     (a) any and all equipment, including without limitation, digital switching equipment and computer equipment and software that is used or useful in such Grantor's long distance telephone service business located at the Grantors' facilities at 744 Broad Street in Newark, New Jersey, at ______________, New York, and at _____________, Florida, (ii) such other equipment of the type described in clause (i) above, wherever located, if the acquisition of such equipment was or will be financed by the use of proceeds of Equipment Loans or Revolving Credit Loans made under the Credit Agreement, or the 1996 Equipment Loan referenced in the Credit Agreement, and (iii) all tools, tooling, molds, templates, drawings, schematics and other design descriptions of, and manufacturer's manuals pertaining to, the foregoing; together with all parts and replacements thereof, accessions and additions thereto and substitutions and exchanges therefor (any and all such equipment, parts, accessions, additions, substitutions and replacements being the Equipment); and

     (b) all of such Grantor's books and records indicating, summarizing, evidencing or relating to the Equipment or the Obligations; computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description, whether in the possession of such Grantor or in the possession of third parties that are used or useful in the operation of the Equipment; and

     (c) any and all "Proceeds" of the foregoing (as such term is defined in the Uniform Commercial Code in effect from time to time in the State of New Jersey (hereinafter, the UCC)), whether cash or non-cash, together with any insurance indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to such Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or part of the Collateral by any governmental body, authority, bureau or agency or any other Person (whether or not acting under color of governmental authority), and any and all other amounts from time to time paid or payable under or in connection with any of the foregoing Collateral; but specifically excluding any accounts receivable or notes receivable of such Grantor generated by the use of the Collateral in the ordinary course of such Grantor's business;

in each case, whether now owned or hereafter acquired by such Grantor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     SECTION 2. Security for Obligations. The Collateral secures the payment of all obligations and indebtedness of Grantor or any other Obligor, owed to the Bank arising under or in connection with the indebtedness evidenced by the Equipment Facility Note, the Revolving Credit Note and the 1996 Term Note, whether such indebtedness is incurred under such Note, the Credit Agreement, the Borrower Guaranty, or any amendments, modifications, extensions, supplements or renewals of any of the foregoing, whether such obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, contractual or tortious, due or to become due, arising by operation of law or otherwise, and whether incurred by a Grantor or any other Obligor as principal, surety, endorser, guarantor, accommodation party, or otherwise, including, but not limited to, all late fees, collections fees and expenses, and attorneys' fees and costs and/or allocated fees and costs of the Bank's in-house counsel, in each case incurred in connection therewith (all such obligations and indebtedness of any Grantor and/or any other Obligor described in this Section 2 being collectively hereinafter referred to as the Obligations).

     SECTION 3. Delivery with Respect to Certain Collateral. If a Grantor shall receive, by virtue of its being or having been an owner of any Collateral, any (i) certificate, promissory note or other instrument or (ii) option or right, whether as an addition to, or in substitution or exchange for, any Collateral, or otherwise, such Grantor shall receive such items in trust for the benefit of the Bank, shall segregate them from such Grantor's other assets and shall, to the extent evidenced by a writing, deliver said writing forthwith to the Bank in the exact form received, with any necessary assignments, endorsements or consents to the transfer of said interests to the Bank, to be held by the Bank as Collateral and as further security for the Obligations.

     SECTION 4. As to Equipment. (a) No Grantor will do anything to impair the rights of the Bank in the Equipment. Each Grantor shall keep the Equipment in which it is granting a security interest thereunder at the places specified in Section 8(c) or, upon 30 days' prior written notice to the Bank, at such other places in jurisdictions where all action required by Section 9 shall have been taken with respect to such Equipment.

     (b) The Bank shall have the right to adjust any material claim under insurance on the Equipment. Subject to Section 10(c) hereof, the Bank may apply any proceeds of insurance received by it toward the payment of any of the Obligations, whether or not the same shall then be due.

     (c) Each Grantor shall retain all liability and responsibility in connection with the Equipment in which it is granting a security interest hereunder; and its liability under the Credit Documents shall in no way be affected or diminished by reason of the fact that any such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever be unavailable to it.

     (d) Upon the request of the Bank, each Grantor to which such request has been made will, at its own expense, shall, execute, endorse, acknowledge, file and/or deliver to the Bank from time to time such lists, descriptions and designations of its Equipment, warehouse receipts, bills of lading, documents of title, vouchers, such invoices, schedules, confirmations, assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to such Equipment and other property or rights covered by the security interest hereby granted, which the Bank deems reasonably appropriate or advisable to perfect, preserve or protect its security interest therein. The Bank may at any time notify any bailee of any Equipment of its security interests therein.

     (e) Each Grantor shall cause the Equipment in which it is granting a security interest hereunder to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of such Equipment as promptly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end. Each relevant Grantor shall promptly furnish to the Bank a statement respecting any loss or damage to any of such Equipment.

     (f) Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon payer, and all claims (including claims for labor, materials and supplies) against, the Equipment in which it is granting a security interest hereunder, except to the extent contested in good faith by appropriate proceedings and for which adequate reserves have been maintained.

     (g) No Grantor shall permit any of the Equipment in which it is granting a security interest hereunder to become fixtures to real estate or accessions to other personal property unless the Bank has a first priority security interest in such real estate or personal property.

     SECTION 5. Filing and Recording Costs. The Grantors shall pay the filing and recording costs of any documents or instruments necessary to perfect, extend, modify, or terminate the security interests created hereunder, as demanded by the Bank.
     SECTION 6. Default. The Grantors shall be in default hereunder if there occurs an Event of Default under any of the Credit Documents. In the event of any such default, the Bank shall have all of the rights and remedies set forth in the Credit Agreement, the other Credit Documents, hereunder and as available at law or equity.
     SECTION 7. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Bank of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Bank shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of the relevant Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     SECTION 8. Representations and Warranties. Each Grantor represents and warrants that:

     (a) such Grantor has exclusive possession and control of the Equipment in which it is granting a security interest hereunder;

     (b) such Grantor owns the Collateral in which it is granting a security interest hereunder free and clear of any lien (other than those liens held by the Bank), security interest, charge or encumbrance;

     (c) set forth on Schedule I is: (i) the address of the chief executive office (as such term is used in the UCC) of such Grantor; (ii) all locations where the Equipment in which it is granting a security interest hereunder is kept, used or maintained; and (iii) the record owners of all such locations;

     (d) all necessary consents required to permit the security interest, encumbrance and assignments granted herein have been obtained;

     (e) to the extent that ownership or possession of any of the Equipment is evidenced by a certificate of title or similar instrument, such certificates and instruments have been delivered to the Bank with all necessary or advisable endorsements; and

     (f) upon the proper and timely filing of UCC financing statements in the filing offices set forth on Schedule I, the Bank will have a duly perfected, legal, valid and enforceable first priority security interest in and to the Collateral against all third parties, and all action required to fully perfect the Bank's security interest in and to the Collateral will have been taken and completed.

     SECTION 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary and as the Bank may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     (b) Each Grantor hereby irrevocably authorizes the Bank to file financing statements (and amendments thereto and continuations thereof) relative to all or any part of the Collateral without the signature of such Grantor. The Bank agrees to provide the relevant Grantor with copies of the same. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Bank shall have no obligation to file any such financing statements.

     (c) The Grantors will furnish to the Bank, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may in its sole discretion reasonably request, all in reasonable detail.

     SECTION 10.  Covenants as to the Collateral Generally.  Each
Grantor shall:

     (a) at its own cost and expense, consistent with current practices of such Grantor, keep and maintain satisfactory and complete records with respect to its Equipment and make available to the Bank such books and records at any and all reasonable times upon reasonable demand by the Bank;

     (b) at its own cost and expense, defend the Bank's right, title and security interest in and to the Collateral against the claims of any person or entity;

     (c) at its own cost and expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Bank from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Bank and the relevant Grantor as their respective interests may appear and each policy for property damage insurance shall provide for all losses to be paid directly to the Bank. Notwithstanding anything to contrary set forth herein, with respect to any loss of Collateral in an amount less than or equal to $100,000.00 in the aggregate and provided there is then no continuing Event of Default, the Bank shall permit the application of any insurance proceeds to the restoration, replacement or repair of the affected Collateral, and the relevant Grantor shall be obligated to so replace or repair the same. Each such policy shall in addition (i) name the Bank as loss payee and additional insured thereunder as its interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Bank notwithstanding any action, inaction or breach of representation or warranty by the relevant Grantor, (iii) provide that there shall be no recourse against the Bank for payment of premiums or other amounts with respect thereto, and (iv) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Bank by the insurer. The relevant Grantor shall, if so requested by the Bank, deliver to the Bank original or duplicate policies of such insurance and, as often as the Bank may reasonably request a report of a reputable insurance broker with respect to such insurance. Further, the relevant Grantor shall, at the request of the Bank, duly execute and deliver such insurance policies to comply with the requirements of this Section 10;

     (d) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Collateral;

     (e) not take or fail to take any action which should reasonably be taken in order that the value or enforceability of any Collateral not be impaired;

     (f) not move the Equipment in which such Grantor has granted a security interest hereunder, cause such Equipment to be annexed or permanently affixed to any real property; or otherwise take any actions as to the Collateral which will, under applicable law, cause the security interests of the Bank therein to become unperfected or cause the priority of such security interests to be adversely affected in any manner; and

     (g) not sell, assign, lease, or otherwise dispose (whether voluntary or involuntarily) of any of the Collateral, or relinquish exclusive possession or control of any Equipment in which such Grantor has granted a security interest hereunder.

     SECTION 11. Bank Appointed Attorney-in-Fact. The Bank is hereby irrevocably appointed the attorney-in-fact for each Grantor, with full authority in the place and stead of and in the name of such Grantor, the Bank or otherwise, to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Bank with respect to any of the Collateral;

     (b) to execute on behalf of any Grantor any and all documents, including, without limitation, the Agreements, as may be necessary for the collection of any Collateral or to establish the Accounts; and

     (c) to execute financing statements on behalf of any Grantor.

     The power of attorney granted hereby shall be a present grant of an irrevocable power of attorney, coupled with an interest; provided, however, the Bank agrees not to exercise the same (other than in Section 11(c), above, which right the Bank may exercise at any time) until the occurrence of an Event of Default. The foregoing grant of power of attorney shall not in any manner create, or be deemed to create, any fiduciary relationship or other relationship of trust between the Bank and any Grantor, it being understood and agreed that the relationship of the Bank and each Grantor is that of creditor and debtor.

     SECTION 12. Bank May Perform. Except as otherwise provided herein, if any Grantor fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Grantors under Section 15(b) hereof.

     SECTION 13. The Bank's Duties. The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession, and the accounting for moneys actually received by, it the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 14. Remedies. If any Event of Default under the Credit Agreement or any other Credit Document shall have occurred and be continuing:

     (a) The Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available under law to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require any relevant Grantor to, and each such Grantor hereby agrees that it will at its expense and upon the request of the Bank forthwith, assemble all or part of the Collateral as directed by the Bank and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, and (ii) with such telephone or other notice, if any, as is required by law and practicable under the circumstances or as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' written notice to any relevant Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral, regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Bank pursuant to Section 15 hereof) by the Bank against, all or any part of the Obligations in such order as the Bank shall elect. Any surplus of such cash proceeds held by the Bank and remaining after payment in full of all the Obligations evidenced by or arising under the Equipment Facility Note as contemplated in Section 2 hereof shall be paid over to the relevant Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 15. Indemnity and Expenses. (a) Each Grantor agrees to indemnify the Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement or the Collateral (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Bank's gross negligence or willful misconduct. The provisions of this Section 15(a) shall survive the termination of this Agreement.

     (b) Each Grantor will upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank may incur in connection with (i) the preparation of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Bank hereunder, or (iv) the failure by a Grantor to perform or observe any of the provisions hereof.

     SECTION 16. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by a Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and mailed by registered or certified mail, return receipt requested, to the address specified in the Credit Agreement for the Bank and each Grantor or to such other address as shall be designated by any party in a written notice to the other parties complying as to delivery with the terms of the Credit Agreement. All such notices and communications shall be deemed delivered when delivered in accordance with the terms of the Credit Agreement.

     SECTION 18. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon each Grantor, its successors and assigns and (iii) inure to the benefit of the Bank and its successors and assigns. Without limiting the generality of the foregoing clause (iii), subject to the restrictions on transfer of the Credit Agreement, the Bank may assign or otherwise transfer its interest in the Notes to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Bank herein and otherwise. Upon the indefeasible and final payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the relevant Grantor. Upon any such termination, the Bank shall (at the Grantors' sole cost and expense) execute and deliver to the relevant Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     SECTION 19. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Obligations under any of the other Credit Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Obligor or whether any Grantor or any other Obligor is joined in any such action or actions. All rights of the Bank hereunder, and all Obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:

     (a)     any lack of validity or enforceability of any Credit
Document or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, or any release of all or any of the Obligations or any other amendment or waiver of or any consent to any departure from any Credit Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to any Grantor, or otherwise;

     (c) any taking, exchange, subordination, substitution, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of any Grantor;

     (e) any change, restructuring or termination of the corporate structure or existence of any Grantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Grantor or its assets or any resulting release or discharge of any Obligation of any other Obligor under any Credit Document; or

     (f) any other circumstance (including, but not limited to, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Obligations of any other
Obligor.

     Without limiting the generality of the foregoing, each Grantor hereby consents to, and hereby agrees, that the rights of the Bank hereunder, and the liability of each Grantor hereunder, shall not be affected by any and all releases for any purpose of any Collateral from the liens and security interests created by any other security agreement securing the Obligations. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy, reorganization or similar proceeding of any Grantor or otherwise, all as though such payment had not been made.

     SECTION 20. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to conflict of laws principles. Unless otherwise defined herein or in the Credit Agreement, terms used in
Article 9 of the UCC are used herein as therein defined.

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

WITNESS/ATTEST:                    TOTAL-TEL USA COMMUNICATIONS, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address: Overlook at Great Notch
                                     150 Clove Road
                                     Little Falls, NJ 07424
                            Telecopier: 201-812-8509


WITNESS/ATTEST:                    TOTAL-TEL, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address: Overlook at Great Notch
                                     150 Clove Road
                                     Little Falls, NJ 07424
                            Telecopier: 201-812-8509


WITNESS/ATTEST:                    TOTAL-TEL USA, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address: Overlook at Great Notch
                                     150 Clove Road
                                     Little Falls, NJ 07424
                            Telecopier: 201-812-8509



WITNESS OR ATTEST:               TOTAL-TEL CARRIER SERVICES, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address: Overlook at Great Notch
                                     150 Clove Road
                                     Little Falls, NJ 07424
                            Telecopier: 201-812-8509


WITNESS OR ATTEST:               TOTAL-TEL INERNATIONAL, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address:_____________________
                                    _____________________

                            Telecopier:__________________


WITNESS OR ATTEST:               TOTAL-TEL SOUTHEAST, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address: Overlook at Great Notch
                                     150 Clove Road
                                     Little Falls, NJ 07424
                            Telecopier: 201-812-8509



WITNESS OR ATTEST:               TOTAL-TEL SERVICES, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address: Overlook at Great Notch
                                     150 Clove Road
                                     Little Falls, NJ 07424
                            Telecopier: 201-812-8509


WITNESS OR ATTEST:               TOTAL-TEL FLORIDA, INC.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address:


                            Telecopier:


WITNESS OR ATTEST:               TOTAL-TEL U.K., LTD.


By:___________________________     By:_____________________________
   Name:                            Name:
   Title:                              Title:

                            Address:


                            Telecopier:



ACCEPTED AND AGREED TO BY:

SUMMIT BANK


By:_____________________________
   Name:
   Title:

   Address:_____________________
           _____________________

   Telecopier:__________________



470035v2

SCHEDULE I
TO
SECURITY AGREEMENT


Location of Chief Executive Office:

               Overlook at Great Notch
               150 Clove Road
               Little Falls, NJ 07424

Locations of Equipment

               744 Broad Street
               Newark, New Jersey 07102
               Lot ___, Block ___
               ________________________
               ________________________
               England ____________


Record Owners of Equipment Location:

               744 Broad Street Associates, L.L.C.
               744 Broad Street
               Newark, New Jersey 07102

Filing Offices

* Secretary of State of New Jersey
* Office of the Register of Essex County

CREDIT MODIFICATION AGREEMENT

     This CREDIT MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of this ___ day of March, 1998 by and between SUMMIT BANK (The "Bank"), a banking corporation organized under the laws of the State of New Jersey, TOTAL-TEL USA COMMUNICATIONS, a New Jersey corporation ("Total-Tel Comm"), TOTAL-TEL, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel"), TOTAL-TEL USA, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel USA"), TOTAL-TEL CARRIER SERVICES, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Carrier"), TOTAL-TEL INTERNATIONAL, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel International"), TOTAL-TEL SOUTHEAST, INC., a Georgia corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Southeast"), TOTAL-TEL SERVICES, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Services"), TOTAL-TEL FLORIDA, INC., a New Jersey corporation and wholly owned subsidiary of Total-Tel Comm ("Total-Tel Florida"), and TOTAL-TEL U.K., LTD., a corporation organized under the laws of the United Kingdom and a wholly owned subsidiary of Total-Tel Comm ("Total-Tel U.K."; Total-Tel Comm, Total-Tel, Total-Tel USA, Total-Tel Carrier, Total-Tel International, Total-Tel Southeast, Total-Tel Services, Total-Tel Florida and Total-Tel U.K. are hereafter each referred to as a "Borrower" and collectively referred to as the "Borrowers").

                          W I T N E S S E T H:

     WHEREAS, pursuant to that certain Equipment Facility and Revolving Credit Agreement dated August 23, 1996 (the "1996 Agreement"), the Bank made available to Total-Tel Comm, Total-Tel, Total-Tel USA and Total-Tel Carrier an equipment purchase facility in the principal amount of up to $6,000,000 (the "1996 Equipment Facility") for the purpose of financing the acquisition from time to time of certain digital switching equipment and related computer equipment to be used in the operation of such Borrowers' long distance telephone service business ("Financed Equipment"); and

     WHEREAS, pursuant to the 1996 Agreement, the Bank further made available to Total-Tel Comm, Total-Tel, Total-Tel USA and Total-Tel Carrier a committed revolving credit facility, pursuant to which such borrowers were able to request advances from time to time in a principal amount of up to $4,000,000 outstanding at any time (the "1996 Revolving Credit Facility"); and

     WHEREAS, pursuant to that certain Amended and Restated Equipment Facility and Revolving Credit Agreement dated March ___, 1998 (the "Amended Agreement"), the Bank amended the 1996 Agreement to make available to the Borrowers, in addition to the amounts outstanding pursuant to the 1996 Equipment Facility, an equipment purchase facility in a maximum principal amount of up to $5,000,000 for the purpose of financing the acquisition of Financed Equipment; and

     WHEREAS, pursuant to the Amended Agreement, the Bank further amended the 1996 Agreement to include Total-Tel International, Total-Tel Southeast, Total-Tel Services, Total-Tel Florida and Total-Tel U.K. as Borrowers under both the Equipment Facility and the Revolving Credit Facility, and to increase the maximum principal amount of the 1996 Revolving Credit Facility to $8,000,000 outstanding at any time; and

     WHEREAS, Summit Bank, as holder of the Loan Documents, wishes to further modify certain terms and conditions thereof, as hereinafter set forth; and

     WHEREAS, all capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Amended Agreement.

     NOW THEREFORE, in consideration of One Dollar ($1.00) together with such other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.     Negative Covenants.

          The parties hereby agree that Article VIII of the Amended Agreement is hereby modified to add the following:

     8.14 Mergers or Acquisitions. Each Borrower agrees that it shall not permit another Person to acquire all or substantially all of the capital stock or property of it or any of its Subsidiaries.


2.     Counterparts

          This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

3.     No Further Amendments

          Except as modified herein, all of the terms and provisions of the Amended Agreement and the other Loan Documents shall remain unmodified and continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESS/ATTEST:                    TOTAL-TEL USA COMMUNICATIONS, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509

WITNESS/ATTEST:                    TOTAL-TEL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL USA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL CARRIER SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address: Overlook at Great Notch
                                            150 Clove Road
                                            Little Falls, NJ 07424

                                   Telecopier: 201-812-7509


WITNESS/ATTEST:                    TOTAL-TEL INTERNATIONAL, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________


WITNESS/ATTEST:                    TOTAL-TEL SOUTHEAST, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________


WITNESS/ATTEST:                    TOTAL-TEL SERVICES, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

WITNESS/ATTEST:                    TOTAL-TEL FLORIDA, INC.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________


WITNESS/ATTEST:                    TOTAL-TEL U.K., LTD.


By:_____________________________     By:_____________________________
   Name:                                 Name:
   Title:                                   Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________

                              SUMMIT BANK


                                   By:_____________________________
                                      Name:
                                        Title:

                                   Address:________________________
                                           ________________________

                                   Telecopier:_____________________





     SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL SERVICES, INC., a New Jersey corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name         Office          Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of ____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.



_______________________________
                              Name:
                              Title:
                              Dated:








     SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL FLORIDA, INC., a New Jersey corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name         Office          Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of ____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.



_______________________________
                              Name:
                              Title:
                              Dated:



                       SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL U.K., LTD., a corporation organized under the laws of the United Kingdom (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name         Office          Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of ____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.



_______________________________
                              Name:
                              Title:
                              Dated:






                             SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL SOUTHEAST, INC., a Georgia corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name         Office          Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of ____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.



_______________________________
                              Name:
                              Title:
                              Dated:


                        SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL USA COMMUNICATIONS, INC., a New Jersey corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein, and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name                       Office          Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of _________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.



_______________________________
                             Name:
                             Title:
                             Dated:


                     SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL, INC., a New Jersey corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein, and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name                       Office             Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of _____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.


                                    _______________________________
                              Name:
                              Title:
                              Dated:


                       SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL USA, INC., a New Jersey corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein, and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name                      Office             Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of _____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.


                                    _______________________________
                              Name:
                              Title:
                              Dated:



                      SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL CARRIER SERVICES, INC., a New Jersey corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein, and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) There has been no change to the [Certificate/Articles] of Incorporation of the Company since August 23, 1996.

     (b) There has been no change to the By-Laws of the Company since August 23, 1996, and the By-Laws are in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit A is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.



     Name                   Office                    Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of ____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.


                                    _______________________________
                              Name:
                              Title:
                              Dated:




         SECRETARY'S CERTIFICATE


     The undersigned, Secretary of TOTAL-TEL INTERNATIONAL, INC., a ______________ corporation (the "Company"), in connection with the transactions contemplated in that certain Amended and Restated Equipment Facility and Revolving Credit Agreement (the "Agreement"), dated the date hereof, made by and among the Company, the other borrowers named therein, and SUMMIT BANK, DOES HEREBY CERTIFY THAT:
     (a) Attached hereto as Exhibit A is a true and correct copy of the [Certificate/Articles] of Incorporation of the Company, as amended to date.

     (b) Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company, as in full force and effect as of the date hereof.

     (c) Attached hereto as Exhibit C is a true and correct copy of a resolution (the "Resolution") duly adopted by the Board of Directors of the Company approving and authorizing the execution, delivery and performance of each of the "Credit Documents" (as such term is defined in the Agreement) to which the Company is a party, and such resolution is in full force and effect as of the date hereof.

     (d) The following are the duly elected, qualified and acting officers of the Company who are authorized to act on behalf of the Company in accordance with the transactions contemplated under the Agreement and in accordance with the terms of the Resolution, and that the signatures set forth opposite their respective names below are the true signatures of said officers.


     Name                    Office                Signature


___________________     _________________     ____________________


___________________     _________________     ____________________


___________________     _________________     ____________________

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal hereto this _____ day of _____________, 1998.

     _______________________________     Name:
     Title: Secretary

(SEAL)

     I, __________________, __________________________ of the
Company, hereby certify that appearing above is the true and correct signature of __________________________, Secretary of the Company.



_______________________________
                              Name:
                              Title:
                              Dated: